As filed with the Securities and Exchange Commission on September 7, 2017

Registration No. 333-220208

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO. ___

(Check appropriate box or boxes)

FRONTIER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (847) 509-9860

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062

(Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

833 East Michigan St., Suite 1800

Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on October 9, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered	Institutional Class shares of common stock, par value $0.01 per share, of the Frontier Phocas Small Cap Value Fund

The information in this Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FRONTIER FUNDS, INC.

FRONTIER NETOLS SMALL CAP VALUE FUND

400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(847) 509-9860 or toll-free at (888) 825-2100
www.frontiermutualfunds.com

October [   ], 2017

Dear Shareholder,

We wish to provide you with some important information concerning your investment.  After careful consideration, the Board of Directors of Frontier Funds, Inc. (the “Company”) has unanimously approved the reorganization of Frontier Netols Small Cap Value Fund, a series of the Company (the “Acquired Fund”), with and into Frontier Phocas Small Cap Value Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), also a series of the Company (the “Reorganization”).  The Reorganization is subject to approval by shareholders of the Acquired Fund at a special meeting to be held on November 14, 2017.

If shareholders of the Acquired Fund approve the Reorganization, your shares would be exchanged for shares of the Acquiring Fund equal in value to the shares of the Acquired Fund that you currently hold.  Frontegra Asset Management, Inc. (the “Adviser”) serves as the investment adviser and Phocas Financial Corporation serves as the investment subadviser to both Funds.  In addition, both Funds have substantially similar investment objectives, investment strategies and risks.  Both Funds also have the same management fee rate and are subject to a similar fee waiver agreement.  If the Reorganization is consummated, shareholders of the Acquired Fund’s Institutional Class shares will see no change in net expenses, while shareholders of the Acquired Fund’s Class Y shares will experience lower net expenses.

In approving the Reorganization, the Board of Directors considered, among other things, the similarities between the Funds’ investment objectives, strategies, policies, restrictions and risks; the fact that the Acquiring Fund’s expense ratios are the same or lower than the Acquired Fund’s; each Fund’s prospects for future growth; the relative performance of the Acquiring Fund; the Adviser’s agreement to pay all non-trading costs and expenses of the Reorganization; and the expected tax-free nature of the Reorganization to shareholders.  Accordingly, the Board recommends you vote FOR the proposed reorganization.

Your vote is important no matter how many shares you own.  Voting your shares early will help prevent costly follow-up mail and telephone solicitation.  The Proxy Statement/Prospectus provides greater detail about the proposal.  The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting), or (ii) to vote in person at the Meeting:

•                  Mail:  Complete and return the enclosed proxy card(s).

•                  Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

•                  Telephone (automated service):  Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•                  In person:  Attend the Meeting on November 14, 2017.

Thank you for your response and for your continued investment in the Frontier Funds.

Sincerely,

William D. Forsyth III
President of Frontier Funds, Inc.

FRONTIER FUNDS, INC.

FRONTIER NETOLS SMALL CAP VALUE FUND

400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 14, 2017

Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Frontier Netols Small Cap Value Fund, a series of Frontier Funds, Inc. (the “Company’), will be held on Tuesday, November 14, 2017, at [1:30] p.m., local time, at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062 for the purpose of considering the following proposal, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof.

1.                          To approve an Agreement and Plan of Reorganization pursuant to which the Frontier Netols Small Cap Value Fund (the “Acquired Fund”) will be reorganized with and into the Frontier Phocas Small Cap Value Fund, and the transactions it contemplates.

The Board of Directors of the Company recommends that shareholders vote FOR the proposal.  Only shareholders of record of the Acquired Fund at the close of business on September 25, 2017, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III
Secretary of Frontier Funds, Inc.

Northbrook, Illinois
October [   ], 2017

IMPORTANT—WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Frontier Netols Small Cap Value Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Frontier Netols Small Cap Value Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

SUBJECT TO CHANGE, DATED SEPTEMBER 7, 2017

PROXY STATEMENT/PROSPECTUS

Dated October [  ], 2017

FOR THE REORGANIZATION OF

FRONTIER NETOLS SMALL CAP VALUE FUND

into

FRONTIER PHOCAS SMALL CAP VALUE FUND

Each a series of Frontier Funds, Inc.

400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(888) 825-2100
www.frontiermutualfunds.com

This Proxy Statement/Prospectus contains the information you should know before voting on the proposed reorganization.  Please read it carefully and retain it for future reference.

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) for use at the special meeting (the “Meeting”) of shareholders of the Frontier Netols Small Cap Value Fund (the “Acquired Fund”) to be held on Tuesday, November 14, 2017, at [1:30 p.m.], local time, at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062, and any adjournments or postponements thereof.  At the Meeting, shareholders of the Acquired Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Acquired Fund into the Frontier Phocas Small Cap Value Fund (the “Acquiring Fund”).  The Acquired Fund and the Acquiring Fund are each a series of the Company, an open-end investment management company organized as a Maryland corporation.

Under the Reorganization Agreement, as of the closing date of the reorganization, shareholders of the Acquired Fund will receive shares of the Frontier Phocas Small Cap Value Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), also a series of the Company, equivalent in aggregate net asset value to the aggregate net asset value of their shares of the Acquired Fund, as follows:

Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund (Acquiring Fund)
Institutional Class	Institutional Class
Class Y	Institutional Class

As of the date hereof, the Service Class shares of the Acquired Fund had not commenced operations; therefore, there are no Service Class shares outstanding.  Accordingly, information regarding the Service Class shares of the Acquired Fund is omitted from this Proxy Statement/Prospectus.

If you need additional copies of this Proxy Statement/Prospectus or the proxy card, please contact the Company at 1-888-825-2100 or in writing at Frontier Funds, Inc., 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062.  Additional copies of the Proxy Statement/Prospectus will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-888-825-2100.  For a free copy of the Funds’ Semi-Annual and Annual Reports to Shareholders for the Fiscal Periods ended December 31, 2016 and June 30, 2017, respectively, please contact the Company at the telephone number and address listed above, or visit the Funds’ website at http://frontiermutualfunds.com/.

A copy of the form of the Reorganization Agreement is attached to this Proxy Statement/Prospectus as Appendix A.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and investing in the Acquiring Fund.  You should read it and keep it for future reference.  It is both a Proxy Statement for the Meeting and a Prospectus for the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein:

•                  The Statement of Additional Information relating to transactions described herein, dated October [  ], 2017 (the “Reorganization SAI”);

•                  The Prospectus for the Acquired Fund, dated October 31, 2016, as supplemented to date (the “Acquired Fund Prospectus”);

•                  The Prospectus for the Acquiring Fund, dated October 31, 2016, as supplemented to date (the “Acquiring Fund Prospectus” and together with the Acquired Fund Prospectus, the “Fund Prospectus”); and

•                  The Statement of Additional Information of the Company, dated October 31, 2016, as supplemented to date, but only with respect to the information about the Funds (the “Fund SAI”).

In addition, the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus and the accompanying materials were first mailed to shareholders of the Acquired Fund on or about [              ], 2017.  Additional copies of these materials and other information about the Company, the Acquired Fund, and the Acquiring Fund are available upon request and without charge by writing to the address below, by visiting the Company’s website at http://frontiermutualfunds.com/, or by calling the telephone number listed as follows:

Frontier Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(847) 509-9860 or toll-free at (888) 825-2100

www.frontiermutualfunds.com

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 14, 2017: The Notice of Meeting, Proxy Statement/Prospectus and Proxy Card are available at www.                  .

The SEC has not approved or disapproved the Acquiring Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation.  Mutual fund shares involve investment risk, including the possible loss of principal.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

i

PROPOSAL 1
APPROVAL OF THE REORGANIZATION AGREEMENT

SUMMARY

This Proxy Statement/Prospectus is related to the reorganization of the Frontier Netols Small Cap Value Fund (the “Acquired Fund”) with and into the Frontier Phocas Small Cap Value Fund (the “Acquiring Fund”), each a series of Frontier Funds, Inc. (the “Company”), which involves (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund; (2) the issuance of Institutional Class shares of common stock by the Acquiring Fund (the “Acquiring Fund Shares”) to the Acquired Fund equal in value to the aggregate net asset value of the Institutional Class and Class Y shares of the Acquired Fund (the “Acquired Fund Shares”) as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values (the “Valuation Time”) on the closing date of the reorganization; (3) the opening of accounts by the Acquiring Fund for the Acquired Fund shareholders and the crediting of Acquired Fund shareholders, in exchange for their Acquired Fund Shares, with that number of full and fractional Acquiring Fund Shares that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Acquired Fund Shares as of the Valuation Time; and (4) the dissolution and termination of the Acquired Fund (collectively referred to as the “Reorganization”).  The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization (the “Reorganization Agreement”), and is expected to close on or about November 17, 2017 (the “Closing Date”).  The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds.”

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus.  You should read carefully the entire Proxy Statement/Prospectus, including the Reorganization Agreement, which is attached as Appendix A, because it contains details that are not in the summary.

The primary purpose of the Reorganization is to streamline the Company’s small cap value portfolio offerings that have the same advisory and subadvisory relationships.  The former subadviser of the Acquired Fund recently notified Frontegra Asset Management, Inc., the investment adviser to each Fund (the “Adviser”), that it wished to resign as subadviser due to the pending retirement of its lead portfolio manager.  In order to avoid disruption to the Acquired Fund and its shareholders and to ensure orderly transition of the Fund’s portfolio management, the Board of Directors of the Company (the “Board”) determined to terminate the subadvisory agreement and approved an interim subadvisory agreement with Phocas Financial Corporation (“Phocas”), the subadviser to the Acquiring Fund, which was managed in a substantially similar small cap value strategy as the Acquired Fund.  Thereafter, following careful consideration, the Board determined that reorganizing the Acquired Fund into the Acquiring Fund is in the best interests of shareholders of the Funds and that the interests of the existing shareholders of the Funds will not be diluted as a result of the proposed Reorganization.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization—Federal Income Tax Consequences” in this Proxy Statement/Prospectus.

Comparison of the Acquired Fund to the Acquiring Fund.  The following table presents a side-by-side comparison of the Acquired Fund to the Acquiring Fund.

	Frontier Netols Small Cap Value Fund (Acquired Fund)		Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)
Form of Organization	A diversified series of the Company, an open-end investment management company organized as a Maryland corporation.		Same.

Net Assets as of June 30, 2017	Institutional Class—$44,237,651 Class Y—$93,796		Institutional Class—$34,505,978

Investment Adviser and Portfolio Managers	Investment Adviser: Frontegra Asset Management, Inc.		Investment Adviser: Same.

	Sub-Adviser: Phocas Financial Corporation. Phocas became the subadviser to the Acquiring Fund effective July 1, 2017.		Sub-Adviser: Phocas is also the subadviser to the Acquiring Fund, and has served in this capacity since 2010.

	Portfolio Managers: William Schaff and Steve Block co-manage the Acquired Fund, and have done so since Phocas became the Fund’s subadviser on July 1, 2017.		Portfolio Managers: The same portfolio managers who manage the Acquired Fund’s portfolio manage the Acquiring Fund’s portfolio, and have done so since inception.

Annual Operating Expenses as a Percentage of Average Net Assets	For the Year Ended June 30, 2017:		For the Year Ended June 30, 2017:

	Total Operating Expenses		Total Operating Expenses
	Institutional Class	1.25%	Institutional Class	1.45%
	Class Y	1.25%
	Fee Waiver and Expense Reimbursement		Fee Waiver and Expense Reimbursement
	Institutional Class	(0.15)%	Institutional Class	(0.35)%
	Class Y	(0.15)%
	Net Operating Expenses*		Net Operating Expenses*
	Institutional Class	0.95%	Institutional Class	0.95%
	Class Y	1.35%

*The Adviser has agreed to waive its management fee and/or reimburse the Acquired Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 0.95% and 1.35% of the Fund’s average daily net assets attributable to Institutional Class and Class Y shares, respectively.  The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above is in place at the time of recoupment.  The expense cap agreement will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal. The expense cap agreement between the Adviser and the Acquired Fund was effective July l, 2017, which had the effect of reducing the net expense ratio of each class offered by the Funds by 0.15%.  Accordingly, the expense information in this table has been restated to reflect current fees.

*The Adviser has entered into the same fee waiver agreement for the Acquiring Fund as the Adviser has with the Acquired Fund, with the same fee cap for Institutional Class shares (0.95%), but with a lower fee cap for the Acquiring Fund’s Institutional Class shares than the Acquired Fund’s Class Y shares (0.95% versus 1.35%).  The expense cap agreement between the Adviser and the Acquiring Fund was effective July l, 2017, which had the effect of reducing the net expense ratio of each class offered by the Funds by 0.15%.  Accordingly, the expense information in this table has been restated to reflect current fees.

	Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)
Investment Objective	The Acquired Fund’s investment objective is capital appreciation.	The Acquiring Fund’s investment objective is substantially the same as the Acquired Fund’s: long-term total investment return though capital appreciation.

	This investment objective is fundamental and may not be changed without shareholder approval.	Like the Acquired Fund’s investment objective, this investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Acquired Fund invests at least 80% of its net assets  in domestic common stocks and other equity securities (including convertible preferred stocks and warrants) of small-capitalization companies, consistent with companies within the Russell 2000® Value Index.  For purposes of the 80% policy, net assets include any borrowings for investment purposes.

The Acquired Fund pursues its investment objective by investing in a diversified portfolio of small-capitalization securities selling at discounts to their fair value as assessed by the investment and research team of Phocas.  Phocas will typically invest in 80 to 120 companies with initial weightings between 0.50% to 1.50% of the Acquired Fund’s total assets in order to have broad industry representation and reduce individual security risk within the Acquired Fund.

Same.

Investment Process

Initial Screening.  The selection process for the Acquired Fund focuses on U.S. small-cap value stocks.  Phocas conducts an initial screening of marketable U.S. equity universe for liquidity and market capitalization.  The initial screening eliminates the large and mid-cap U.S. equity universe, and also the micro-cap U.S. equity universe.  Phocas establishes valuation screens for each major industry segment of the Russell 2000® Value Index.  Traditional valuation metrics such as price/book, price/sales, cash flow metrics and other factors are used either individually or in combination.  Depending upon the industry segment, adjustments are made for balance sheet risk relative to peer group.  The initial

Same.

	Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)

screens are intended to result in identifying the most reasonably priced companies within the U.S. small-cap universe.

Research.  Phocas’ research team then focuses on specific company qualitative analysis, income statement and balance sheet review, as well as any other major factors that might impact share price.

Portfolio Management.  The Acquired Fund will have exposure to most of the major industry segments of the Russell 2000® Value Index that equal or exceed 5% of the total index.  The portfolio will invest in every major sector with no less than 50% exposure to the benchmark industry weight, or more than 200% of the benchmark weight, with a maximum of 50% in any one sector regardless of the 200% limit.

Temporary Investment Strategies

The Acquired Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Acquired Fund may not achieve its investment objective.

Same.

Fundamental and Non- Fundamental Investment Policies and Restrictions

In general, the Acquired Fund has adopted fundamental policies that, subject to certain exceptions, restrict the Acquired Fund with respect to the following activities:

1.           purchasing securities of any issuer if, as a result, (i) more than 5% of the Acquired Fund’s assets would be invested in the securities of that issuer, or (ii) the Acquired Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.           borrowing money;

3.           issuing senior securities;

4.           underwriting securities of other issuers;

5.           purchasing or selling commodities;

6.           lending any security or making any other loan;

Same.

Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)

7.           concentrating its investments in any particular industry or group of industries;

8.           purchasing or selling real estate; and

9.           changing its investment objective.

Notwithstanding any other fundamental investment policy or restriction, the Acquired Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and restrictions as the Acquired Fund

In addition, the Acquired Fund has adopted non-fundamental policies that, subject to certain exceptions, restrict the Acquired Fund with respect to the following activities:

1.           selling securities short;

2.           buying  securities on margin;

3.           investing in illiquid and restricted securities;

4.           investing in other investment companies in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”);

5.           investing all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and restrictions as the Acquired Fund;

6.           investing in futures or options on futures;

7.           borrowing money, except from banks or through reverse repurchase agreements;

8.           making loans other than loans of portfolio securities; and

9.           making any change in its investment policy of investing a minimum percentage of its net assets in investments suggested by the Fund’s name without first providing shareholders of the Acquired Fund at least 60 days’ notice.

The Acquired Fund may not change its fundamental investment policies and restrictions without first obtaining shareholder approval.  However, non-fundamental investment policies and restrictions may be changed by the Board without obtaining the approval of shareholders.

	Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)
Management and Other Fees

Management Fees:  The Acquired Fund pays the Adviser, on a monthly basis, an annual management fee based on a percentage of the average daily net assets (“ADNA”) of the Fund of 1.00%.  In addition, for its services to the Acquired Fund, the Adviser (not the Acquired Fund) pays Phocas a subadvisory fee at the annual rate of 0.60% of the Acquired Fund’s ADNA.

Management Fees.  The Acquiring Fund’s management fee rate is the same as that of the Acquired Fund.  In addition, for its services to the Acquiring Fund, the Adviser (not the Acquiring Fund) pays Phocas a subadvisory at an annual rate of 0.25% of the Acquiring Fund’s ADNA of $75 million or less and 50% of the net fee received by the Adviser from the Fund if the Acquiring Fund’s net assets exceed $75 million.

Distribution (Rule 12b-1) Fees:  The Class Y shares of the Acquired Fund pay a Rule 12b-1 distribution fee at the annual rate of up to 0.25% of the Acquired Fund’s ADNA.  This fee is paid to the Acquired Fund’s distributor, which in turn, uses the fee to pay financial intermediaries who perform activities intended to result in the sale of the Class Y shares.  Following the Reorganization, the Acquired Fund’s Class Y shares will be exchanged for Institutional Class shares of the Acquiring Fund and the Rule 12b-1 distribution fee will no longer be paid.

Distribution (Rule 12b-1) Fees: None.

Other Fees:  In addition to the Rule 12b-1 fees, Class Y shares of the Acquired Fund pay a shareholder servicing fee to the Fund’s distributor for payments to financial intermediaries for non-distribution services, including, but not limited to, establishing and maintaining shareholder accounts, mailing prospectuses and account statements and other fund documents to shareholders, processing shareholder transactions and providing recordkeeping, sub-accounting and administrative services for Class Y shareholders at the annual rate of up to 0.15% of the Class Y shares’ ADNA.  The Institutional Class shares of the Acquired Fund may pay a financial intermediary for performing sub-transfer agent and other administrative services to clients that hold such shares through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Fund’s transfer agent.  The Acquired Fund also pays

Other Fees:  The Institutional Class shares of the Acquiring Fund may pay a financial intermediary for performing sub-transfer agent and other administrative services to clients that hold such shares through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Fund’s transfer agent.  The Acquired Fund also pays a fee to USBFS for transfer agency and custodial services.

	Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund Institutional Class (Acquiring Fund and Acquiring Class)
a fee to U.S. Bancorp Fund Services, LLC (“USBFS”) for transfer agency and custodial services.

Buying Shares	You may buy shares directly through the Acquired Fund’s transfer agent or other financial intermediaries.	Same.

Exchange Privilege

You may exchange all or a portion of your investment in the Acquired Fund between classes or from one series of the Company to another series free of charge, subject to limitations under the Company’s market timing policy to ensure that the exchanges do not disadvantage the Acquired Fund or its shareholders.

Same.

Redeeming Shares	Shares of the Acquired Fund will be redeemed at the net asset value (“NAV”) per share calculated after the Fund receives your transaction request in proper form.	Same.

Comparison of Principal Risks of Investing in the Funds.  Because each Fund has the same portfolio managers, substantially similar investment objectives and identical investment strategies, the investment risks associated with an investment in the Acquired Fund are substantially the same as those associated with an investment in the Acquiring Fund.  A discussion of the principal risks of investing in the Acquired Fund is set forth below, which risks also apply to an investment in the Acquiring Fund except as otherwise noted.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Fund Prospectus.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Funds.

Market Risks.  An investment in the Fund is subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks.  Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Capitalization Company Risks.  Securities of companies with small market capitalizations are often more volatile, less liquid and more susceptible to market pressures than larger companies.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.

Value Investing Risks.  The Fund invests primarily in value-style stocks, stocks whose prices Phocas believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Phocas, or may decline even further if the market fails to recognize the company’s value, if the factors that Phocas believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Sector Risks.  Although Phocas selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.  Given the current composition of the Russell 2000® Value Index, the Fund may invest a relatively large percentage of its assets in the financial sector and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets.  Financial services companies are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

High Portfolio Turnover Risk (Acquired Fund only).  Because Phocas only recently began subadvising the Fund on July 1, 2017, during the initial period of Phocas’ management, the Fund may experience a high portfolio turnover rate (over 100%).  High portfolio turnover is likely to lead to increased Fund expenses, such as brokerage commissions and other transaction costs.  Additionally, a high portfolio turnover rate may result in higher short-term capital gains taxable to shareholders and in lower investment returns.  Following the Reorganization, this risk factor is not expected to be applicable.

Other Consequences of the Reorganization.

Management Fee and Structure.  The Adviser serves as the investment adviser to both the Acquired Fund and the Acquiring Fund, and for these services, the Adviser receives a management fee from both Funds at the same annual rate.  Each Fund pays the Adviser an annual rate of 1.00% of each Fund’s ADNA.

In addition, for its subadvisory services to the Acquired Fund, the Adviser (not the Acquired Fund) pays Phocas a fee at the annual rate of 0.60% of the Acquired Fund’s ADNA.  For its subadvisory services to the Acquiring Fund, the Adviser (not the Acquiring Fund), pays Phocas a fee at the annual rate of 0.25% of the Acquiring Fund’s ADNA of $75 million or less and 50% of the net fee received by the Adviser from the Fund if the Acquiring Fund’s net assets exceed $75 million.  After the Reorganization, the Adviser will continue to serve as the investment adviser, and Phocas will continue to serve as subadviser, to the Acquiring Fund.

Expense Limitations.  Currently, both Funds are party to a fee waiver agreement with the Adviser pursuant to which the Adviser has agreed to waive its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed the following limits:

•                  Acquired Fund:  Institutional Class shares — 0.95% of ADNA; and Class Y shares — 1.35% of ADNA.

•                  Acquiring Fund:  Institutional Class shares — 0.95% of ADNA; and Service Class shares — 1.10% of ADNA.

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of recoupment.  The expense cap agreement will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal.

Share Classes.  In connection with the Reorganization, shareholders of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund.  Institutional Class shares of the Acquired Fund will be exchanged for Institutional Class shares of the Acquiring Fund and Class Y shares of the Acquired Fund will be exchanged for Institutional Class shares of the Acquiring Fund.  Because of the fee waiver agreement described above, if the Reorganization is consummated, shareholders of the Acquired Fund’s Institutional Class shares will see no change in overall fund expenses (total annual net operating expenses will remain limited to 0.95% of average net assets), while shareholders of the Acquired Fund’s Class Y shares will experience lower overall expenses than that to which they are currently subject (total annual net operating expenses will be subject to a limit of 0.95% of average net assets rather than the current 1.35% of average net assets).

Information Regarding Purchases, Exchanges and Redemption of Shares.  The following describes the procedures for buying, exchanging, and redeeming Fund shares.  Because both Funds are separate portfolios of the same fund family and both Funds offer Institutional Class and Service Class shares, the procedures described below are applicable to both Funds.

Buying Shares.  You may purchase or redeem shares of the Funds on any business day by written request to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The Funds’ minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Funds may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$100,000	$1,000
Service Class*	$10,000	$1,000
Class Y**	$1,000	$50

*Service Class shares of the Acquired Fund are not currently offered.

**Only the Acquired Fund offers Class Y shares, which will be exchanged for Institutional Class shares of the Acquiring Fund in connection with the Reorganization.

Exchange Privilege.  You may exchange all or a portion of your investment in the Acquired Fund between classes or from one Frontier Fund to another Frontier Fund free of charge, subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Acquired Fund or its shareholders.

Redeeming Shares.  Shares of the Acquired Fund will be redeemed at the NAV per share calculated after the Fund receives your transaction request in proper form.

Past Performance.  The bar charts and tables below show the historical performance of the Funds’ shares and provide some indication of the risks of investing in the Funds.  The bar charts show how the Funds’ total returns before taxes have varied from year to year, while the tables compare the Funds’ average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives.  Please keep in mind that past performance, before and after taxes, does not represent how the Funds will perform in the future.  Investors may obtain updated performance information for the Funds at www.frontiermutualfunds.com.  The Acquiring Fund will be the survivor of the Reorganization for performance reporting purposes.

FRONTIER NETOLS SMALL CAP VALUE FUND

(Acquired Fund)

Calendar Year Total Returns for Institutional Class Shares

The Fund’s return from January 1, 2017, through June 30, 2017, was 1.26%.

Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

19.58% (2nd quarter, 2009)	(25.16)% (3rd quarter, 2011)

Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Five Years	Ten Years or Since Inception (if less)(1)
Institutional Class
Return Before Taxes	19.62%	13.14%	7.25%
Return After Taxes on Distributions	17.78%	8.98%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	12.67%	10.08%	5.66%
Russell 2000 Value Index (reflects no deductions for fees, expense or taxes)	31.74%	15.07%	6.26%
Class Y
Return Before Taxes	19.42%	12.83%	6.53%
Russell 2000 Value Index (reflects no deductions for fees, expense or taxes)	31.74%	15.07%	7.57%

(1)   The Institutional Class and Class Y commenced operations on December 16, 2005, and November 1, 2007, respectively.

FRONTIER PHOCAS SMALL CAP VALUE FUND

(Acquiring Fund)

Calendar Year Total Returns for Institutional Class Shares(1)(2)

(1)         The Acquiring Fund is the successor to the Phocas Small Cap Value Fund (the “Predecessor Fund”) pursuant to a reorganization that was completed on October 8, 2010.  Prior to this date, the Acquiring Fund had no investment operations.  Accordingly, the performance and financial information for the periods prior to October 8, 2010, is historical information for the Predecessor Fund.

(2)         Returns for calendar years 2007-2009 and for the period from January 1, 2010, to October 7, 2010, reflect the performance of the Predecessor Fund.  Returns for the period from October 8, 2010, to October 31, 2012, reflect the performance of the Class L shares of the Fund.  Effective November 1, 2012, the Class L shares were redesignated as Institutional Class shares.

The Fund’s return from January 1, 2017, through June 30, 2017, was (0.40)%.

Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

22.69% (3rd quarter, 2009)	(20.11)% (3rd quarter, 2011)

Average Annual Total Returns(1)(2)

(For periods ended December 31, 2016)

	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	23.31%	15.11%	7.90%
Return After Taxes on Distributions	23.19%	14.32%	7.48%
Return After Taxes on Distributions and Sale of Fund Shares	13.29%	12.01%	6.35%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	31.74%	15.07%	6.26%

(1)         Fund returns for the period from September 29, 2006 to October 7, 2010, reflect the performance of the Predecessor Fund.  Fund returns for the period from October 8, 2010, to October 31, 2012, reflect the performance of the Class L shares of the Fund.  Effective November 1, 2012, the Class L shares were redesignated as Institutional Class shares.

(2)         Because the Service Class has not been offered for a full calendar year, the information provided represents returns of the Institutional Class only.

After-tax returns are shown only for Institutional Class shares for the Funds and after-tax returns for other share classes will vary.  After-tax returns for the Funds were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Funds through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

The Funds’ Fees and Expenses.  The following table shows the current fees and expenses for the Acquired Fund compared to those of the Acquiring Fund (based on the fiscal year ended June 30, 2017) and the pro forma fees and expenses of the Acquiring Fund assuming the Reorganization had occurred on the first day of the twelve-month year ended June 30, 2017.

Summary Fee Table

	Frontier Netols Small Cap Value Fund (Acquired Fund)			Frontier Phocas Small Cap Value Fund (Acquiring Fund)		Frontier Phocas Small Cap Value Fund Pro Forma (Acquiring Fund)
	Institutional	Class Y		Institutional	Service	Institutional	Service
Shareholder Transaction Fees (fees paid directly from your investment)(1)
Redemption Fee (as a percentage of the amount redeemed)	None	None		None	None	None	None
Service Fee (for shares redeemed by wire)	$15.00	$15.00		$15.00	$15.00	$15.00	$15.00
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(2)
Management Fees	1.00%	1.00%		1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%		None	None	None	None
Other Expenses
Shareholder Servicing Fee	None	0.15%		None	0.15%	None	0.15%
Additional Other Expenses	0.25%	0.25%		0.45%	284.93%	0.17%	286.10%
Total Other Expenses	0.25%	0.40%		0.45%	285.08%	0.17%	286.25%
Total Annual Fund Operating Expenses	1.25%	1.65%		1.45%	286.08%	1.17%	287.25%
Less: Fee Waiver(3)	(0.30)%	(0.30)%		(0.50)%	(284.98)%	(0.22)%	(286.15)%
Total Annual Fund Operating Expenses After Fee Wavier(3)	0.95%	1.35	%(3)	0.95%	1.10%	0.95%	1.10%

(1)         The Funds charge a service fee of $25.00 for checks that do not clear.

(2)         Stated as a percentage of ADNA.

(3)         Pursuant to expense cap agreements between the Adviser and the Funds, the Adviser has agreed to waive its management fee and/or reimburse Fund operating expenses to the extent necessary to ensure that total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed the following levels:  (i) for the Acquired Fund, 0.95% and 1.35% of the Fund’s ADNA attributable to Institutional Class and Class Y shares, respectively; and (ii) for the Acquiring Fund, 0.95% and 1.10% of the Fund’s ADNA attributable to Institutional Class and Service Class shares, respectively.  The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above and in place at the time of recoupment.  The expense cap agreements will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal.  The expense cap agreements between the Adviser and the Funds were effective July l, 2017, which had the effect of reducing the net expense ratio of each class offered by the Funds by 0.15%.  Accordingly, the expense information in this table has been restated to reflect current fees.

Examples

The Examples below are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund, assuming the Reorganization has been completed.  The Examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same.  The Examples reflect the Adviser’s agreement to waive and reimburse expenses as noted in the expense table above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class and Class Y

Fund	Year 1	Year 3	Year 5	Year 10
Frontier Netols Small Cap Value Fund — Institutional Class (Acquired Fund)	$97	$336	$627	$1,457
Frontier Phocas Small Cap Value Fund — Institutional Class (Acquiring Fund)	$97	$358	$694	$1,647
Frontier Netols Small Cap Value Fund — Class Y (Acquired Fund)	$137	$460	$839	$1,903
Frontier Phocas Small Cap Value Fund Pro Forma — Institutional Class (Acquiring Fund)	$97	$327	$600	$1,380

Service Class*

Fund	Year 1	Year 3	Year 5	Year 10
Frontier Phocas Small Cap Value Fund (Acquiring Fund)	$112	$350	$606	$1,340
Frontier Phocas Small Cap Value Fund Pro Forma (Acquiring Fund)	$112	$350	$606	$1,340

* Due to the small size of the Service Class of the Acquiring Fund, the Example was prepared assuming the expense cap agreement will be ongoing throughout Year 10.  If the expense cap agreement is discontinued after Year 2, the ending balance for Year 3 will be negative, which indicates that the expenses will erode the entire $10,000 investment.

These examples are for comparison purposes only and are not a representation of the Funds’ actual expenses and returns, either past or future.  Actual expenses may be greater or less than those shown above.

Portfolio Turnover.  The Acquired Fund and Acquired Fund pay transaction costs, such as commissions, when each Fund buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when such Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance.  During its most recent fiscal year, the Acquired Fund had a portfolio turnover rate of approximately 23% of the average value of its portfolio and the Acquiring Fund had a portfolio turnover rate of approximately 53% of the average value of its portfolio.

Federal Income Tax Consequences of the Reorganization.  As a condition to the Reorganization, the Company expects to receive, upon the closing of the Reorganization, an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code.  Accordingly, while there can be no guarantee that the Internal Revenue Service (“IRS”) will adopt a similar position, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the aggregate tax basis and the holding period of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in the Reorganization will be the same as the aggregate tax basis and holding period of the Acquired Fund Shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund Shares received, the Acquired Fund Shares given up must have been held as capital assets by the shareholder.  As discussed below, following the appointment of Phocas as subadviser on July 1, 2017, the Acquired Fund experienced a much higher portfolio turnover rate.

If any assets would be sold by the Acquired Fund in connection with the Reorganization, the actual tax effect of sales of Acquired Fund assets depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund.  Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain distributions (to the extent of net realized long-term capital gains over net realized short-term capital losses) or net investment income distributions (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the taxable year of sale that ends on the Closing Date, and such distributions will be taxable to the Acquired Fund’s shareholders.  Phocas disposed of most of the Acquired Fund’s portfolio holdings upon being appointed subadviser to the Acquired Fund effective July 1, 2017.  The sale of these positions generated taxable gains, which will be distributed to shareholders of the Acquired Fund prior to the Closing Date.

See “Information About the Reorganization—Federal Income Tax Consequences,” below for additional tax information.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Reorganization SAI, the Fund Prospectus, the Fund SAI and the Reorganization Agreement.  Shareholders should read this entire Proxy Statement/Prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.  The primary purpose of the Reorganization is to streamline the Company’s small cap value portfolio offerings that have the same advisory and subadvisory relationships.  The former subadviser of the Acquired Fund recently notified the Adviser that it wished to resign as subadviser due to the pending retirement of its lead portfolio manager.  In order to avoid disruption to the Acquired Fund and its shareholders and to ensure orderly transition of the Fund’s portfolio management, the Board determined to terminate that subadvisory agreement and approved an interim subadvisory agreement with Phocas.  Given that Phocas is the subadviser to two small cap value Funds offered by the Company and in light of the similarities between the investment objective, investment strategies, and risks of the Acquired Fund and the Acquiring Fund, the Adviser recommended the Reorganization, and the Board unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund.  In considering the Adviser’s recommendation, the Board considered a number of factors, which are discussed in more detail below, including potential alternatives to the Reorganization.  Pursuant to the Reorganization Agreement, the Adviser has agreed to bear all expenses incurred in connection with the Reorganization; provided, however, that the costs of restructuring the Funds’ portfolios (if any), including, but not limited to brokerage commissions and other transactions costs, will be borne by the Fund directly incurring them.

The  Reorganization is subject to approval by shareholders of the Acquired Fund.  If the Acquired Fund does not obtain shareholder approval of the Reorganization, the Board would then consider other alternatives, which may include liquidating the Acquired Fund.

Reorganization Agreement.  The Reorganization Agreement sets forth the terms by which the Acquired Fund will be reorganized into the Acquiring Fund.  The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganization.

The Reorganization.  The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, the Acquiring Fund will issue to the Acquired Fund the number of full and fractional Acquiring Fund shares equal in value to the Acquired Fund shares outstanding as of the last daily determination of the Acquired Fund’s net asset value as of the close of regular trading on the New York Stock Exchange on the  closing date of the Reorganization (the “Valuation Date”).  The Acquired Fund will distribute the shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, on a pro rata basis, and in redemption of its shares.  The Acquired Fund will then be terminated as a series of the Company.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the Valuation Date.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Acquired Fund for such shareholder.

Until the closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the fund and the transfer agent’s books of the Acquired Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval by shareholders of the Acquired Fund, the receipt of a legal opinion from counsel to the Funds with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the effective time of the Reorganization will be at 3:00 p.m. Central Time on November 17, 2017, or such other date as is agreed to by the parties.

Federal Income Tax Consequences.  Subject to the assumptions and limitations discussed below, the following discussion describes the expected material U.S. federal income tax consequences of the Reorganization to shareholders of the Acquired Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement/Prospectus, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Acquired Fund Shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.  In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.  Note:  Acquired Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

Contingent upon receiving satisfactory representations from the Funds and the absence of material changes in circumstances prior to the Reorganization, the law firm of Godfrey & Kahn, S.C. anticipates rendering an opinion to the Funds substantially to the effect that, based on certain facts, assumptions, and representations made by the Funds, on the basis of existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:

a.              the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

b.              no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for any gain or loss that will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Acquired Fund, or (5) upon termination of a position;

c.               no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

d.              no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

e.               the aggregate tax basis of the Acquiring Fund Shares received by each current shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor;

f.                the holding period of the Acquiring Fund Shares received by the Acquired Fund’s shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset at time of the exchange;

g.               the aggregate tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the transfer thereof; and

h.              the holding period of the assets of the Acquired Fund received by the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

If the Funds or the Company are unable to provide satisfactory representations to Godfrey & Kahn, S.C., or if a change in facts or circumstances occurs prior to the Reorganization that adversely affects the tax treatment of the Reorganization, Godfrey & Kahn, S.C. may render a tax opinion with a lower level of certainty than that described above or may be unable to render a tax opinion.

If any assets will be sold by the Acquired Fund in connection with the Reorganization, the actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund.  Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as net capital gain distributions (to the extent of net realized long-term capital gains over net realized short-term capital losses) or net investment income distributions (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale that ends on the date of the Reorganization, and such distributions will be taxable to the Acquired Fund shareholders.  Phocas disposed of most of the Acquired Fund’s portfolio holdings upon being appointed subadviser to the Acquired Fund effective July 1, 2017.  The sale of these positions generated taxable gains, which will be distributed to shareholders of the Acquired Fund prior to the Closing Date.  The Reorganization will end the tax year of the Acquired Fund, and will therefore accelerate any required distributions to shareholders from the Acquired Fund for its short tax year ending on the date of the Reorganization.  Those tax year-end distributions will be taxable to shareholders who are not tax-exempt and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

The Reorganization will impact the use of the Acquired Fund’s “pre-acquisition losses” (capital loss carryforwards, if any, generated in the Acquired Fund’s short taxable year ending on the Closing Date and unrealized losses that exceed certain thresholds) generally in the following manner:  (1) the pre-acquisition losses, subject to the limitations described herein, would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (2) the amount of the pre-acquisition losses that could be utilized in any taxable year will equal the product of long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization (assuming the Acquired Fund is the smaller of the two Funds on the Closing Date), and this yearly limitation would be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had net unrealized appreciation above a certain threshold at the time of the Reorganization; (3) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any pre-acquisition losses of the Acquired Fund; and (4) the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to the number of days).

The Reorganization will impact the use of the Acquiring Fund’s pre-Reorganization losses, if any, generally in the following manner:  (1) the shareholders of the combined Fund, subject to the limitations described herein, would benefit from the pre-acquisition losses rather than only the shareholders of the Acquiring Fund; and (2) for five years following the date of the Reorganization and assuming certain thresholds are exceeded, any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by any pre-acquisition losses of the Acquiring Fund.

The ability of each Fund to use pre-acquisition losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

As a result of the blending of tax attributes of the Acquired Fund and the Acquiring Fund (as affected by the rules discussed above), shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund, including any gains realized in connection with portfolio assets sold by the Acquiring Fund in connection with the Reorganization, and not distributed to its shareholders prior to the Reorganization when such income and gains eventually are distributed by the Acquiring Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net assets than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  At June 30, 2017, the Acquired Fund’s unrealized appreciation in value of investments as a percentage of its net asset value was 36% compared to the Acquiring Fund of 24%.  Accordingly, the Acquired Fund shareholders, post-closing, will be exposed to slightly less unrealized appreciation in portfolio investments.

If the Reorganization is challenged by the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Acquired Fund shareholder will recognize gain or loss with respect to each Acquired Fund share equal to the difference between that shareholder’s adjusted tax basis in the share and the fair market value, as of the time of the Reorganization, of the Acquiring Fund Shares received in exchange therefor.  In such event, a shareholder’s aggregate adjusted tax basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Acquired Fund Shares.  In addition, the Acquiring Fund would not be able to use any pre-acquisition losses of the Acquired Fund.

If any of the representations or covenants of the parties in connection with the tax opinion are inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein and the tax opinion to be issued as described hereunder will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein or the ability of Godfrey & Kahn, S.C. to render an opinion as described above.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations.  The Adviser recommended that the Board approve the Reorganization.  The Adviser believes that its mutual fund offerings and the interest of each Fund’s shareholders will be well served by consolidating the Funds and by Phocas managing the Fund’s combined assets in accordance with the Acquiring Fund’s investment objective and strategy, which are virtually identical to those of the Acquired Fund.  In considering and approving the Reorganization at a meeting held on August 22, 2017, the Board discussed the future of the Acquired Fund and the advantages of reorganizing the Acquired Fund into the Acquiring Fund.  Among other things, the Board also reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting.

In considering the Reorganization, the Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.  The Board considered the following matters, among others and in no order of priority:

•                  The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and identical investment strategies, investment policies and restrictions;

•                  The Adviser, subadviser and portfolio managers are identical for the two Funds;

•                  The other service providers for the Acquired Fund and Acquiring Fund are the same;

•                  The Board will continue to oversee the Acquiring Fund;

•                  Both Funds have the same management fee;

•                  As a result of an expense limitation agreement that is currently in place for both Funds until at least October 31, 2019, shareholders of the Acquired Fund’s Institutional Class shares will see no change in overall fund expenses (total annual net operating expenses will remain limited to 0.95% of average net assets), while shareholders of the Acquired Fund’s Class Y shares will experience lower overall expenses than that to which they are currently subject (total annual net operating expenses will be subject to a limit of 0.95% of average net assets rather than the current 1.35% of average net assets);

•                  Each Fund’s prospects for future growth as a standalone fund versus the prospects for growth as a combined fund offering;

•                  The Reorganization is expected to be tax-free for federal income tax purposes for the Acquired Fund and its shareholders;

•                  The Adviser’s agreement to pay all non-trading costs and expenses of the Reorganization;

•                  Although past performance does not guarantee future results, the Acquiring Fund had better absolute and relative performance than the Acquired Fund over the one-year, three-year, five-year and ten-year periods ended June 30, 2017;

•                  The Reorganization provides the Funds the potential to spread relatively fixed costs, such as legal and accounting fees, over a larger asset base; and

•                  The interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund.  In considering the alternative of liquidation, the Board noted that:  (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Acquired Fund at any time prior to closing without penalty (however, redeemed shares will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a substantially similar investment objective and the same investment policies and risks, which is also managed by the same portfolio management team that manages the Acquired Fund.  After consideration of the factors noted above, the Board determined that the Reorganization is in the best interests of both Funds and their shareholders, and the interests of the existing shareholders of the Funds will not be diluted.  Accordingly, the Board unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund approved the Reorganization Agreement on behalf of both Funds.  At a subsequent meeting held on September 7, 2017, the Board called a special meeting of shareholders of the Acquired Fund to consider the Reorganization.  The Board also approved amendments to the Reorganization Agreement related to obtaining shareholder approval of the Agreement, and recommended that shareholders vote in favor of the Reorganization.

Valuation.  The Acquired Fund and the Acquiring Fund have the same valuation policy, which is more fully discussed in the Fund Prospectus.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that the Adviser will bear all expenses of the Reorganization.  However, the costs of restructuring the Funds’ portfolios, including, but not limited to brokerage commissions and other transactions costs (if any), will be borne by the Fund directly incurring them.

Capitalization.  The following table sets forth the capitalization of the Acquired Fund, the Acquiring Fund and, on a pro forma basis, the successor Acquiring Fund, as of June 30, 2017, after giving effect to the Reorganization.

Fund Capitalization as of June 30, 2017	Net Assets	Shares Outstanding	Net Asset Value Per Share
Frontier Netols Small Cap Value Fund (Acquired Fund)
Institutional Class	$44,273,651	4,598,232	$9.63
Class Y	$93,796	10,388	$9.03
Frontier Phocas Small Cap Value Fund (Acquiring Fund)
Institutional Class	$34,505,978	874,778	$39.45
Service Class	$114	3	$39.40
Adjustments
Institutional Class	$44,370,180	1,124,719	$39.45
Service Class	$0	0	$39.40
Frontier Phocas Small Cap Value Fund Pro Forma (Acquiring Fund)
Institutional Class	$78,876,158	1,999,497	$39.45
Service Class	$114	3	$39.40

Recommendation of the Board of Directors.  The Board unanimously recommends that shareholders of the Acquired Fund vote FOR the proposal to approve the Reorganization Agreement.

VOTING INFORMATION

General.  The record holders of the shares outstanding of the Acquired Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the meeting.  Pursuant to the Company’s Articles of Incorporation, Class Y and Institutional Class shares of the Acquired Fund shall vote together as a single class.  Whether you expect to be personally present at the meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope.  By voting by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Acquired Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting.  Attendance by a shareholder at the Meeting does not itself revoke a proxy.

In order for a vote on the proposal by the Acquired Fund to occur at the Meeting, there must exist a quorum of shareholders of the Acquired Fund.  The presence at the meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of September 25, 2017 (the “Record Date”) constitutes a quorum for the meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the meeting, or the vote required to approve the proposal is not obtained, the chairman of the meeting, in order to permit the further solicitation of proxies, may adjourn the meeting with respect to the proposal from time to time to a date not more than 120 days after the original record date of the meeting without further notice other than announcement at the meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Only the shareholders of record of the Acquired Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, there were [             ] shares of the Acquired Fund outstanding and entitled to vote.  There were       Class Y shares outstanding and       Institutional Class shares outstanding.

Proxy Solicitation.  Shareholder votes will be solicited primarily by mail.  The solicitation may also include communication by telephone, email, Internet or other electronic means or oral communications by certain employees or officers of the Adviser, the Company or Phocas, who will not be paid for these services.  AST Fund Solutions has been retained as proxy tabulator.

Required Vote.  The proposal must be approved by the holders of a “majority of the outstanding voting securities” of the Acquired Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement/Prospectus, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Acquired Fund present at the Meeting if more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser; Sub-Adviser.  The Adviser — Frontegra Asset Management, Inc. — serves as the investment adviser for both Funds.  Phocas Financial Corporation serves as the subadviser for both Funds.

Purchase, Redemption, and Exchange Policies.  The purchase, redemption, and exchange policies for the Funds’ shares are identical and are highlighted below.  For a more complete discussion of the Funds’ purchase, redemption, and exchange policies, please see the Fund Prospectus.

Purchase, Redemption, and Exchange Policies	Frontier Netols Small Cap Value Fund (Acquired Fund)	Frontier Phocas Small Cap Value Fund (Acquiring Fund)
Minimum Initial Purchase	Institutional Class—$100,000 Class Y* — $1,000	Institutional Class—$100,000 Service Class — $10,000
Minimum Subsequent Investments	Institutional Class — $1,000 Class Y* — $50	Institutional Class — $1,000| Service Class — $1,000
Purchases	By check, wire or through a broker-	Same.
dealer of other financial intermediary or by exchange privilege.
Redemptions	By check or wire.	Same.
Exchange Privileges	Yes.	Same.
Redemption Fees	None.	Same.
Exchange Fees	None.	Same.
Market Timing Policies

May decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange that could adversely affect a Fund or its operations.

Same.

*Only the Acquired Fund offers Class Y shares, which will be exchanged for Institutional Class shares of the Acquiring Fund in connection with the Reorganization.

Distributions.  The Acquired Fund and Acquiring Fund generally declare and distribute net investment income and net capital gain, if any, at least annually.

Financial Highlights.  Financial highlights for both Funds are included in Appendix B hereto.

Tax Information.  Both Funds’ distributions are taxable and are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement.  Under the investment advisory agreement with the Company, on behalf of both the Acquired Fund and the Acquiring Fund, the Adviser supervises the management of the Funds’ investments and business affairs.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement is included in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2017.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed the following limits (expressed as a percentage of the ADNA of each share class):

•                  Acquired Fund:  Institutional Class shares — 0.95% of ADNA; and Class Y shares — 1.35% of ADNA.

•                  Acquiring Fund:  Institutional Class shares — 0.95% of ADNA; and Service Class shares — 1.10% of ADNA.

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of recoupment.  The expense cap agreement will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal.

Description of the Securities to be Issued; Rights of Shareholders.  Set forth below is a description of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund in the Reorganization.  Also set forth below is a summary of the material rights of shareholders of each Fund, which does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Maryland General Corporation Law, the Company’s Articles of Incorporation, as amended, and the Company’s Amended and Restated By-laws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”  Because both Funds are series of the Company, the shareholders of both Funds have identical rights.

•                  Form of Organization.  Both the Acquired Fund and the Acquiring Fund are series of Frontier Funds, Inc., an open-end, diversified investment company.  Both Funds offer Institutional Class and Service Class shares.  The Acquired Fund also offers Class Y shares, which will be exchanged for Institutional Class shares of the Acquiring Fund in connection with the Reorganization.

•                  Common Stock.  The Company’s authorized capital consists of 2,000,000,000 shares of capital stock, par value $0.01 per share, 100,000,000 of which shares are designated as Institutional Class shares of the Acquiring Fund and 50,000,000 of which shares are designated as Service Class shares of the Acquiring Fund.  The Company’s Board is authorized to classify the Company’s shares into separate series.  The Acquiring Fund is one of seven series of the Company that the Board has currently authorized.  The Board is also authorized to further classify the shares of the Company series into classes, and has authorized three different share classes.  The Acquiring Fund is offering shares of the Institutional Class to shareholders of the Acquired Fund in the Reorganization.

•                  Voting Rights.  Each share of each Fund represents an interest in the Fund that is equal to and proportionate with each other share of the Fund.  Shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  The Company is not required to (nor does it) hold annual shareholder meetings; however, special meetings may be called (including by 10% of the votes of a Fund entitled to be cast) for purposes such as electing or removing directors, changing fundamental investment policies or approving a new investment advisory agreement.  On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series, except when separate voting is required by the 1940 Act or other applicable law.

•                  Shareholder Liability.  Maryland law provides that shareholders of a Maryland corporation, such as the Company, are not generally subject to liability for the debts or obligations of the corporation.

•                  Preemptive Rights.  Shareholders of the Funds are not entitled to any preemptive rights to purchase or subscribe for any shares that the Funds may issue or sell.

Directors and Officers.  The Company is managed under the general oversight of the Board.  The persons currently serving as directors and officers of the Company will continue to serve as such following the Reorganization.

Fund Management.  The Company is managed by the Adviser, which supervises the management of the Funds’ portfolios by Phocas and administers the Company’s business affairs.  The Adviser was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Phocas was organized in 2005 and is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

Phocas’ portfolio managers are responsible for the day-to-day management of each Fund’s portfolio.  William Schaff is the lead portfolio manager, and Steve Block is the co-portfolio manager of the Fund.

William Schaff.  William Schaff, CFA, founded Phocas in June 2005 and has been a co-portfolio manager of the Acquiring Fund since its inception in 2010, and co-portfolio manager of the Acquired Fund since July 1, 2017.  He has also jointly managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  From 1986 to 2005, Mr. Schaff managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC and the Undiscovered Managers organization.  Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management.  Mr. Schaff was the lead portfolio manager of the Undiscovered Managers REIT Fund from January 1998 through December 31, 2003.  Mr. Schaff was the sole manager of the Janus World Funds Plc US REIT Fund from September

2003 through February 2005.  Mr. Schaff was also the lead portfolio manager of the Janus Adviser Small Company Value Fund (formerly named Janus Adviser Small Cap Value Fund) from April 2002 to February 2005.  Mr. Schaff holds a Master’s degree in Engineering from the University of California, Davis.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.  Mr. Schaff served as Trustee and Chairperson of the Investment Committee of Alameda County Employee’s Retirement Association from 1998 to 2003.

Steve Block.  Steve Block, CFA, joined Phocas in March 2006.  Mr. Block has been co-portfolio manager of the Acquiring Fund since its inception in 2010, and co-portfolio manager of the Acquired Fund since July 1, 2017.  He has also jointly managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  Mr. Block was a co-Portfolio Manager of Bay Isle Financial LLC’s Separate Account Large Cap Value Portfolios and Senior Analyst on the Janus Adviser Small Company Value Fund from 2002 to 2005.  Mr. Block received his MBA from the University of Michigan’s Ross School of Business in accounting and finance.  He received his B.A. degree from University of California, San Diego in Quantitative Economic Decision Science.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

The Fund SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Funds’ shares.  William D. Forsyth III is the controlling owner of both the Distributor and the Adviser.  Accordingly, the Distributor and the Adviser are affiliates.

Other Fund Service Providers.  Both Funds use the services of U.S. Bancorp Fund Services, LLC (“USBFS”) as their transfer agent, dividend disbursing agent, administrator and fund accountant.  Both Funds also use the services of U.S. Bank N.A., an affiliate of USBFS, as their custodian.  Upon completion of the Reorganization, USBFS and U.S. Bank N.A. will continue to provide services to the Acquiring Fund.

Independent Registered Public Accounting Firm.  Cohen & Company, Ltd. serves as the independent registered public accounting firm to both Funds, and will continue to serve in this capacity with respect to the Acquiring Fund following the Reorganization.

Ownership of Securities of the Funds.  As of June 30, 2017, directors and officers of the Company as a group owned less than 1% of the outstanding voting securities of each of the Funds.  As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Funds.

Principal Shareholders and Control Persons — Acquired Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund
Vanguard Fiduciary Trust Company 400 Devon Park Drive, L23 Wayne, PA 19087	Institutional	2,037,785	44.32%	N/A
Mitra & Co. FBO Customers* c/o BMO Harris Bank 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	Institutional	498,256	10.84%	N/A
Wells Fargo Bank N.A. FBO Intermountain Employee Pension P.O. Box 1533 Minneapolis, MN 55480	Institutional	344,730	7.50%	N/A
Proprietors of the Cemetery of Mount Auburn c/o David P. Barnett, President 580 Mount Auburn St Cambridge, MA 02138	Institutional	305,110	6.64%	N/A
Great-West Trust Company FBO Catholic Diocese of Green Bay C/O Fascore LLC 8515 E. Orchard Rd. 2t2 Greenwood Village, CO 80111	Institutional	282,473	6.14%	N/A
Charles Schwab & Company FBO Customers* 211 Main St. San Francisco, CA 94105	Class Y	4,855	46.73%	N/A
Raymond James FBO Omnibus for Mutual Funds* 880 Carillon Parkway St. Petersburg, FL 33716	Class Y	3,054	29.40%	N/A
Pershing LLC PO Box 2052 Jersey City, NJ 07303	Class Y	642	6.18%	N/A

Principal Shareholders and Control Persons — Acquiring Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund
Charles Schwab & Company FBO Customers* 211 Main St. San Francisco, CA 94105	Institutional	241,340	27.59%	12.07%
ICMA Retirement Corporation* 777 North Capitol Street NE Washington, DC 20002	Institutional	229,294	26.21%	11.47%
Capinco* c/o US Bank 1555 N Rivercenter Dr., Suite 302 Milwaukee, WI 53212	Institutional	103,237	11.80%	5.16%

Principal Shareholders and Control Persons — Acquiring Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund
T. Rowe Price Retirement Plan Services, Inc. FBO Retirement Plan Clients* 4515 Painters Mill Rd. Owings Mills, MD 21117	Institutional	92,597	10.59%	4.63%
TIAA FSB FBO Customers 211 N BROADWAY St. 1000 St. Louise, MO 63102	Institutional	46,728	5.34%	2.34%
William D. Forsyth III c/o Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, IL 60062	Service	3	100.00%	100.00%

* The Company believes that with regard to the entities in the above chart, the holders of record of these shares are not the beneficial owners of such shares.

As of June 30, 2017, Vanguard Fiduciary Trust Company, a Pennsylvania non-depository trust company and wholly-owned subsidiary of The Vanguard Group, Inc., owned a controlling interest (i.e., more than 25%) in the Acquired Fund, and Charles Schwab & Company FBO Customers and ICMA Retirement Corporation owned a controlling interest in the Acquiring Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.

AVAILABLE INFORMATION

The Company is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy materials, and other information about each of the Funds with the SEC.  These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549).  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of the Acquiring Fund Shares will be passed on by the law firm of Godfrey & Kahn, S.C.

EXPERTS

The financial highlights of the Funds for the fiscal periods presented through June 30, 2017 and included in Appendix B of this Proxy Statement/Prospectus are from the Funds’ 2017 Annual Report to Shareholders.  The financial highlights were derived from financial statements audited by Cohen & Company, Ltd., whose report, along with the Funds’ financial statements and notes thereto, are included in the Funds’ 2017 Annual Report.  The audited financial statements and related report of Cohen & Company, Ltd. from the Funds’ 2017 Annual Report accompany the Reorganization SAI, and are incorporated by reference therein.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [   ] day of [               ], 2017, by Frontier Funds, Inc., a Maryland corporation (“FFI” or the “Corporation”), on behalf of its series Frontier Phocas Small Cap Value Fund (the “Acquiring Fund”) and Frontier Netols Small Cap Value Fund (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”).  Frontegra Asset Management, Inc., an Illinois corporation (“FAM”), is a party to this Agreement with respect to paragraph 12.1 hereof only.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by FFI on behalf of the Acquiring Fund and on behalf of the Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Institutional Class (the “Acquiring Class”) shares of common stock, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (c) the distribution to shareholders of each Acquired Class of the Acquired Fund full and fractional shares of the corresponding Acquiring Class in redemption of all outstanding Acquired Fund shares and in complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  “Acquired Class” shall mean the Acquired Fund share class set forth opposite an Acquiring Class on Schedule A.

WHEREAS, the Board of Directors of the Corporation has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Corporation has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      THE REORGANIZATION AND FUND TRANSACTIONS

1.1                               Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Acquired Fund agrees to assign, transfer and convey the Acquired Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (a) to assume the liabilities of the Acquired Fund set forth in paragraph 1.3 and (b) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

1.2                               The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Acquired Fund Assets”) shall consist of all property and assets of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables and rights to register shares under applicable securities laws, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

1.3                               The Acquired Fund will use commercially reasonable efforts to discharge all of its liabilities and obligations prior to the Closing Date as defined in paragraph 3.1, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date.

1.4                               As soon as reasonably practicable after the transfer of Acquired Fund Assets and assumption of liabilities provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of the Valuation Time (the “Acquired Fund Shareholders”), full and fractional shares of stock of the Acquiring Class received by the Acquired Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate.  The Acquiring Fund shall issue shares of common stock of the Acquiring Class with an aggregate net asset value equal to the aggregate net asset value of the respective Acquired Class owned by the Acquired Fund Shareholders at the Valuation Time.  U.S. Bancorp Fund Services, LLC (“USBFS”), in its capacity as transfer agent for the Acquiring Fund, shall open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transfer to each such Acquired Fund Shareholder’s account the number of shares of the Acquiring Class based on the calculation set forth in paragraph 2.2.  The liquidating distribution of the Acquiring Fund Shares shall be made by the Acquired Fund to the Acquired Fund Shareholders in redemption of all outstanding shares of stock of the Acquired Fund and in complete liquidation of the Acquired Fund, and thereafter the Acquired Fund shall have no shares of stock outstanding.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.  Ownership of Acquiring Fund Shares will be shown on the books of USBFS, the Acquiring Fund’s transfer agent.

1.5                               Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6                               As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Acquired Fund shall take further steps to wind up its affairs and to have its existence terminated as a series of FFI in accordance with Maryland law, and shall file such documents with the Securities and Exchange Commission (the “Commission”) as may be required by the Commission.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.                                      VALUATION

2.1                               The value of the Acquired Fund Assets and the liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Acquired Fund’s current valuation procedures.

2.2                               The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Assets shall be determined by dividing the per share net asset value of shares of the Acquired Class by the net asset value per share of the Acquiring Class.  The Corporation shall determine the net asset value of the Acquiring Fund Shares delivered as of the Valuation Time in accordance with the Acquiring Fund’s current valuation procedures.

2.3                               The share transfer books of the Acquired Fund will be permanently closed at the Valuation Time and only redemption requests made by Acquired Fund Shareholders pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time shall be fulfilled by the Acquired Fund; redemption requests received by the Acquired Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4                               All computations of value hereunder shall be made by or under the direction of the Funds’ accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Funds’ independent accountants.

3.                                      CLOSING AND CLOSING DATE

3.1                               The Closing shall occur on or about November 17, 2017, or such other date as the parties may mutually agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of 3:00 p.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties.

The Closing shall be held at the offices of the Corporation, or such other place as the parties may agree in writing.

3.2                               Notwithstanding anything herein to the contrary, in the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3                               FFI shall direct U.S. Bank N.A., as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Acquired Fund Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  U.S. Bank N.A., on behalf of the Acquired Fund, shall deliver to U.S. Bank N.A., as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank N.A. and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund Assets are deposited, the Acquired Fund Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.4                               FFI shall direct USBFS, in its capacity as transfer agent for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares of each Acquired Class owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall cause its transfer agent, USBFS, to deliver a certificate as to the opening of accounts for the appropriate Acquiring Class in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books.  The Acquiring Fund shall provide evidence satisfactory to the Acquired Fund that the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.5                               At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.6                               Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

4.                                      REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of FFI, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

4.1                               The Acquired Fund is a duly established series of FFI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation and Amended and Restated By-Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2                               The Acquired Fund currently complies in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act.  The Acquired Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Acquired Fund as set forth in its registration statement currently in effect.

4.3                               FFI is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration is in full force and effect.

4.4                               The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by FFI will not result (a) in a violation of Maryland law or of FFI’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.5                               All material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6                               No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against FFI (with respect to the Acquired Fund) or the Acquired Fund or any properties or assets held by the Acquired Fund.  Neither FFI (with respect to the Acquired Fund) nor the Acquired Fund knows of any facts which are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Acquired Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquired Fund or its ability to enter into the Agreement or to consummate the transactions herein contemplated.

4.7                               The financial statements of the Acquired Fund at and for the fiscal year ended June 30, 2017 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm.  Such statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements fairly reflect the financial condition the Acquired Fund as of such dates and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.8                               Since June 30, 2017, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.  For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio nor a decrease in the Acquired Fund’s size due to redemptions in and of themselves shall be deemed to constitute a material adverse change.

4.9                               The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act.  As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.10                        The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund shares.

4.11                        The Acquiring Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12                        As of the date hereof, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed (including any extensions) shall have been filed and all material federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund’s knowledge, no such return is currently under audit regarding taxes and no assessment regarding taxes has been asserted with respect to such returns.

4.13                        For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code.  For each taxable year of the Acquired Fund ending on or before the Closing Date, the Acquired Fund has distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).

4.14                        All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in paragraph 3.4.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.15                        On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Acquired Fund Assets hereunder, and upon delivery and payment for such Acquired Fund Assets, the Acquiring Fund will acquire good and marketable title thereto.

4.16                        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of FFI and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of FFI, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17                        The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18                        Insofar as the following relate to the Acquired Fund, the registration statement filed by FFI on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph 4.18 shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by FFI for use therein relating to the Acquired Fund.

4.19                        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the N-14 Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.                                      REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of FFI, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

5.1                               The Acquiring Fund is a duly established series of FFI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation and Amended and Restated By-Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

5.2                               FFI is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration is in full force and effect.

5.3                               The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by FFI will not result (a) in a violation of Maryland law or of FFI’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of FFI.

5.4                               No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against FFI (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund.  Neither FFI (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts which are likely to form the basis for the institution of such proceedings which would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.5                               The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Maryland law.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.6                               The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of FFI and, subject to the approval of Acquired Fund Shareholders this Agreement will constitute a valid and binding obligation of FFI, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.7                               The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, on the effective date of the N-14 Registration Statement and on the Closing Date (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.8                               No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by FFI, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by FFI, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.9                               For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code.

6.                                      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

6.1                               The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds’ normal operations.

6.2                               The Acquired Fund will call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.3                               The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.4                               The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.5                               Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.6                               As soon as reasonably practicable after the Closing, the Acquired Fund shall make the liquidating distribution required by this Agreement to its shareholders (in redemption of all Acquired Fund shares) consisting of the Acquiring Fund Shares received at the Closing.

6.7                               It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  No party shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

6.8                               The Acquired Fund will declare one or more distributions at or just prior to the time of the Closing to its shareholders to the extent necessary to avoid entity-level income or excise tax or as otherwise deemed desirable.

6.9                               The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.10                        The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

6.11                        The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 7 to effect the transactions contemplated by this Agreement as promptly as practicable.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at FFI’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1                               The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.2                               All representations and warranties of FFI, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by an authorized officer of FFI in a form reasonably acceptable to the Acquired Fund dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3                               The Board of Directors of FFI shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 7.3.

8.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at FFI’s election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1                               The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2                               All representations and warranties of FFI, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquired Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of FFI in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3                               The Board of Directors of FFI shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that Acquired Fund Shareholders approve the Agreement.  Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.3.

9.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1                               This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Directors of FFI and by a “majority of the outstanding voting securities” of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2                               On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3                               All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4                               The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5                               FFI shall have received an opinion of Godfrey & Kahn, S.C., as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement and receipt of satisfactory representations and warranties from FFI, Acquired Fund, and Acquiring Fund, for federal income tax purposes:

(a)                                 the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                                 no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for any gain or loss that will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Acquired Fund, or (5) upon termination of a position;

(c)                                  no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(d)                                 no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

(e)                                  the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(f)                                   the holding period of the Acquiring Fund Shares received by the Acquired Fund Shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset at time of the exchange;

(g)                                  the aggregate tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the basis of such Acquired Fund Assets immediately prior to the transfer thereof increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund or the transfer; and

(h)                                 the holding period of the Acquired Fund Assets received by the Acquiring Fund, other than any Acquired Fund Asset with respect to which gain or loss is required to be recognized as described in (b), above, will include the holding period of those Acquired Fund Assets in the hands of the Acquired Fund immediately prior to the Reorganization.

Such opinion shall be based on customary assumptions and the delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of such representations as it shall reasonably request of each of the Acquiring Fund and the Acquired Fund.  The Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.  If the Funds or the Company are unable to provide satisfactory representations to Godfrey & Kahn, S.C., or if a change in facts or law occurs prior to the Reorganization that could have an adverse effect on the tax treatment of the Reorganization, Godfrey & Kahn, S.C. may issue an opinion with a lower level of confidence than that described immediately above.  The condition precedent in this Section 9.5 will be deemed satisfied if

Godfrey & Kahn, S.C. delivers an opinion substantially similar to that described immediately above but with a level of confidence of “should” or “more likely than not” rather than “will.”

10.                               INDEMNIFICATION

10.1                        FFI, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its directors and officers (the “FFI Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the FFI Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

10.2                        FFI, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its directors and officers (the “FFI Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the FFI Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

10.3                        FII understands and agrees that the obligations of either the Acquired Fund or the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the FFI personally, but binds only the Acquired Fund and the Acquired Fund’s property or the Acquiring Fund and the Acquiring Fund’s property.  Moreover, no series of FFI other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of FFI hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.

11.                               AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

11.1                        This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Acquired Fund Shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2                        At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as otherwise provided herein.

11.3                        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Board of Directors of FFI on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with this Agreement inadvisable.

11.4                        Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization.  The other covenants to be performed after the Closing shall survive the Closing.

11.5                        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

12.                               EXPENSES AND BROKERAGE FEES

12.1                        Except as otherwise provided for herein, all expenses of the Reorganization contemplated by this Agreement will be borne by FAM; provided, however, that the costs of restructuring the Funds’ portfolios, including, but not limited to, brokerage commissions and other transaction costs will be borne by the Fund directly incurring them.  Notwithstanding the foregoing, FAM shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

12.2                        FFI, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To FAM or FFI:

Frontegra Asset Management, Inc.
Attention:  William D. Forsyth III
400 Skokie Blvd.
Northbrook, IL 60062
(847) 519-9860

With a copy to:

Godfrey & Kahn, S.C.
Attention:  Ellen Drought
833 East Michigan Street
Suite 1800
Milwaukee, WI 53202
(414) 273-3500

14.                               MISCELLANEOUS

14.1                        This Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.

14.2                        This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

14.3                        The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.4                        Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

FRONTIER FUNDS, INC. on behalf of
FRONTIER NETOLS SMALL CAP VALUE FUND

By:
Name:
Title:

FRONTIER FUNDS, INC. on behalf of
FRONTIER PHOCAS SMALL CAP VALUE FUND

By:
Name:
Title:

FRONTEGRA ASSET MANAGEMENT, INC.
(solely with respect to Section 12.1 hereof)

By:
Name:
Title:

Schedule A

Corresponding Classes Table

Acquired Fund — Acquired Class	Acquiring Fund — Acquiring Class

Frontier Netols Small Cap Value Fund — Institutional Class	Frontier Phocas Small Cap Value Fund — Institutional Class

Frontier Netols Small Cap Value Fund — Class Y	Frontier Phocas Small Cap Value Fund — Institutional Class

APPENDIX B

FINANCIAL HIGHLIGHTS

Following the Reorganization, the Acquiring Fund will be the accounting survivor.  The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown below.  Certain information reflects financial results for a single Fund share outstanding for the entire period.  The total return information presented in the tables represents the rate that an investor would have earned (or lost) on an investment in the Funds for the stated period (assuming reinvestment of all Fund distributions).

The financial highlights for the fiscal years ended June 30, 2017, 2016, 2015, 2014 and 2013 were derived from financial statements audited by Cohen & Company, Ltd., whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ June 30, 2017 Annual Report.  The Funds’ Annual Report is available free of charge, upon request by contacting the Company.

B-1

Frontier Netols Small Cap Value Fund

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year ended June 30, 2013

Net Asset Value, Beginning of Period	$8.78	$11.60	$14.66	$15.35		$12.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01 (1)	— (2)	0.01	(0.04	)(1)	0.01
Net realized and unrealized gain (loss) on investments	1.51	(0.80)	0.37	3.50		3.17
Total Income (Loss) from Investment Operations	1.52	(0.80)	0.38	3.46		3.18

LESS DISTRIBUTIONS:
From net investment income	— (2)	— (2)	—	—		—
From net realized gain on investments	(0.67)	(2.02)	(3.44)	(4.15)		(0.69)
Total Distributions	(0.67)	(2.02)	(3.44)	(4.15)		(0.69)

Net Asset Value, End of Period	$9.63	$8.78	$11.60	$14.66		$15.35

Total Return	17.26%	(5.99)%	3.61%	24.63%		25.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,273	$70,668	$77,802	$98,504		$113,151
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25%	1.21%	1.18%	1.17%		1.18%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.01)%	(0.04)%	(0.18)%	(0.35)%		(0.14)%
Net of waivers and reimbursements	0.14%	0.07%	(0.10)%	(0.28)%		(0.06)%
Portfolio turnover rate(3)	23%	25%	22%	24%		28%

(1) Per share net investment income (loss) has been calculated using the daily average share method.

(2) Less than one cent per share.

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

B-2

Frontier Netols Small Cap Value Fund

	Class Y
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013

Net Asset Value, Beginning of Period	$8.27	$11.07		$14.15		$15.03		$12.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01 (1)	—	(1)(2)	(0.01	)(1)	(0.17	)(1)	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	(0.78)		0.37		3.44		3.12
Total Income (Loss) from Investment Operations	1.43	(0.78)		0.36		3.27		3.07

LESS DISTRIBUTIONS:
From net investment income	— (2)	—	(2)	—		—		—
From net realized gain on investments	(0.67)	(2.02)		(3.44)		(4.15)		(0.69)
Total Distributions	(0.67)	(2.02)		(3.44)		(4.15)		(0.69)

Net Asset Value, End of Period	$9.03	$8.27		$11.07		$14.15		$15.03

Total Return	17.24%	(6.12)%		3.61%		23.84%		25.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$94	$150		$521		$633		$20,228
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25%	1.21%		1.18%		1.57%		1.58%
Net of waivers and reimbursements	1.10%	1.10%		1.10%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.02)%	(0.10)%		(0.18)%		(1.19)%		(0.54)%
Net of waivers and reimbursements	0.13%	0.01%		(0.10)%		(1.12)%		(0.46)%
Portfolio turnover rate(3)	23%	25%		22%		24%		28%

(1) Per share net investment income (loss) has been calculated using the daily average share method.

(2) Less than one cent per share.

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

B-3

Frontier Phocas Small Cap Value Fund

	Institutional Class
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013

Net Asset Value, Beginning of Period	$33.45	$34.33	$35.96	$28.72		$23.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.15	0.19	(0.05	)(1)	0.20
Net realized and unrealized gain (loss) on investments	6.04	(0.62)	0.08	9.25		5.41
Total Income (Loss) from Investment Operations	6.16	(0.47)	0.27	9.20		5.61

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.22)	(0.03)	(0.05)		(0.19)
From net realized gain on investments	—	(0.19)	(1.87)	(1.91)		—
Total Distributions	(0.16)	(0.41)	(1.90)	(1.96)		(0.19)

Net Asset Value, End of Period	$39.45	$33.45	$34.33	$35.96		$28.72

Total Return	18.40%	(1.29)%	0.84%	32.72%		24.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$34,506	$31,946	$28,686	$24,152		$9,004
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	1.49%	1.54%	1.97%		2.50%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%		1.05%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.03)%	0.06%	0.16%	(1.00)%		(1.08)%
Net of waivers and reimbursements	0.32%	0.45%	0.60%	(0.13)%		0.37%
Portfolio turnover rate(2)	53%	49%	52%	53%		196%

(1) Per share net investment loss has been calculated using the daily average share method.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

B-4

Frontier Phocas Small Cap Value Fund

	Service Class
	Period Ended June 30, 2017(1)

Net Asset Value, Beginning of Period	$34.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gain on investments	4.78
Total Income from Investment Operations	4.90

LESS DISTRIBUTIONS:
From net investment income	(0.16)
Total Distributions	(0.16)

Net Asset Value, End of Period	$39.40

Total Return	14.13	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	285.93	%(3)
Net of waivers and reimbursements	1.10	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(284.49	)%(3)
Net of waivers and reimbursements	0.34	%(3)
Portfolio turnover rate(4)	53%

(1) Commenced operations on July 15, 2016.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

B-5

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 7, 2017

STATEMENT OF ADDITIONAL INFORMATION

Dated October [   ], 2017

FOR THE REORGANIZATION OF

FRONTIER NETOLS SMALL CAP VALUE FUND

into

FRONTIER PHOCAS SMALL CAP VALUE FUND

Each, a series of Frontier Funds, Inc.

400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(847) 509-9860 or toll free at (888) 825-2100
www.frontiermutualfunds.com

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus.  A Proxy Statement/Prospectus dated October [    ], 2017, relating to the above referenced matter may be obtained from Frontier Funds, Inc. (the “Company”) by writing or calling the Company at the address and telephone number shown above.  This Reorganization SAI should be read in conjunction with such Proxy Statement/Prospectus.

You should rely only on the information contained in this Reorganization SAI and the Proxy Statement/Prospectus.  The Company has not authorized others to provide additional information.  This Reorganization SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

TABLE OF CONTENTS

Page

GENERAL INFORMATION	B-2

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE REORGANIZATION SAI	B-2

PRO FORMA FINANCIAL STATEMENTS	B-3

GENERAL INFORMATION

This Reorganization SAI and the Proxy Statement/Prospectus are related to the reorganization of the Frontier Netols Small Cap Value Fund (the “Acquired Fund”) with and into the Frontier Phocas Small Cap Value Fund (the “Acquiring Fund”), each a series of the Company, which involves (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund; (2) the issuance of Institutional Class shares of common stock by the Acquiring Fund (the “Acquiring Fund Shares”) to the Acquired Fund equal in value to the aggregate net asset value of the Institutional Class and Class Y shares of the Acquired Fund (the “Acquired Fund Shares”) as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values (the “Valuation Time”) on the closing date of the reorganization; (3) the opening of accounts by the Acquiring Fund for the Acquired Fund shareholders and the crediting of Acquired Fund shareholders, in exchange for their Acquired Fund Shares, with that number of full and fractional Acquiring Fund Shares that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Acquired Fund Shares as of the Valuation Time; and (4) the dissolution and termination of the Acquired Fund (collectively referred to as the “Reorganization”).  The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization.  The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds.”

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE REORGANIZATION SAI

The following documents have been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference herein and accompany this Reorganization SAI:

•                  The Statement of Additional Information for the Funds, dated October 31, 2016, as supplemented to date (File Nos. 333-07305; 811-07685).

•                  The audited financial statements and related report of the independent registered public accounting firm for the Funds, dated June 30, 2017, which are included in the Annual Report of the Funds for the fiscal year ended June 30, 2017 (File Nos. 333-07305; 811-07685).  No other parts of the Annual Report are incorporated herein by reference.

Additional copies of these materials and other information about the Company and the Funds are available upon request and without charge by writing to the addresses below, by visiting the Company’s website at www.frontiermutualfunds.com, or by calling the telephone number listed as follows:

Frontier Funds, Inc.

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

(847) 509-9860 or (888) 825-2100

www.frontiermutualfunds.com

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial statements set forth below are for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma amounts have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the period ended June 30, 2017, and are intended to present data as if the Reorganization of the Acquired Fund into the Acquiring Fund had taken place on the first day of the period ended June 30, 2017.  The unaudited pro forma statements provided herein should be read in conjunction with the Annual Report of the Funds dated June 30, 2017.

PRO FORMA COMBINED

SCHEDULES OF INVESTMENTS - June 30, 2017 (Unaudited)

Frontier Phocas Small Cap Value Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund Pro Forma Combined

							Phocas Small Cap Value Fund
					PRO FORMA		PRO FORMA
	Phocas Small Cap Value Fund		Netols Small Cap Value Fund		ADJUSTMENTS		COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS

Consumer Discretionary
Bob Evans Farms, Inc.	—	$—	11,482	$824,752	—	—	11,482	$824,752
Carter’s, Inc.	—	—	6,010	534,590	—	—	6,010	534,590
Entercom Communications Corp. - Class A	18,418	190,626	—	—	—	—	18,418	190,626
Ethan Allen Interiors, Inc.	—	—	18,568	599,746	—	—	18,568	599,746
G-III Apparel Group Ltd. (a)	17,318	432,084	—	—	—	—	17,318	432,084
Lumber Liquidators Holdings, Inc. (a)	—	—	41,491	1,039,764	—	—	41,491	1,039,764
Matthews International Corp. - Class A	—	—	8,878	543,778	—	—	8,878	543,778
Meredith Corp.	5,238	311,399	—	—	—	—	5,238	311,399
Modine Manufacturing Co. (a)	25,737	425,947	—	—	—	—	25,737	425,947
Motorcar Parts of America, Inc. (a)	—	—	24,435	690,044	—	—	24,435	690,044
Nexstar Media Group, Inc. - Class A	5,122	306,296	—	—	—	—	5,122	306,296
Noodles & Co. (a)	—	—	72,125	281,288	—	—	72,125	281,288
Office Depot, Inc.	83,655	471,814	—	—	—	—	83,655	471,814
Penske Automotive Group, Inc.	3,841	168,658	—	—	—	—	3,841	168,658
Red Robin Gourmet Burgers, Inc. (a)	3,137	204,689	—	—	—	—	3,137	204,689
Sinclair Broadcast Group, Inc. - Class A	12,581	413,915	—	—	—	—	12,581	413,915
Tenneco, Inc.	—	—	9,329	539,496	—	—	9,329	539,496
The Cheesecake Factory, Inc.	—	—	7,323	368,347	—	—	7,323	368,347
TopBuild Corp. (a)	8,759	464,840	—	—	—	—	8,759	464,840
Tower International, Inc.	7,788	174,841	—	—	—	—	7,788	174,841
Wolverine World Wide, Inc.	6,566	183,914	—	—	—	—	6,566	183,914
		3,749,023		5,421,805		—		9,170,828
Consumer Staples
Cal-Maine Foods, Inc. (a)	—	—	12,982	514,087	—	—	12,982	514,087
Casey’s General Stores, Inc.	—	—	6,184	662,368	—	—	6,184	662,368
Snyder’s-Lance, Inc.	6,881	238,220	—	—	—	—	6,881	238,220
USANA Health Sciences, Inc. (a)	4,136	265,118	—	—	—	—	4,136	265,118
		503,338		1,176,455		—		1,679,793
Energy
Basic Energy Services, Inc. (a)	5,325	132,592	—	—	—	—	5,325	132,592
Bill Barrett Corp. (a)	—	—	55,832	171,404	—	—	55,832	171,404
Callon Petroleum Co. (a)	23,839	252,932	—	—	—	—	23,839	252,932
Carrizo Oil & Gas, Inc. (a)	7,027	122,410	—	—	—	—	7,027	122,410
McDermott International, Inc. (a)	—	—	117,426	841,944	—	—	117,426	841,944
Oil States International, Inc. (a)	—	—	17,770	482,456	—	—	17,770	482,456
PDC Energy, Inc. (a)	5,682	244,951	—	—	—	—	5,682	244,951
Resolute Energy Corp. (a)	4,093	121,849	—	—	—	—	4,093	121,849
Ring Energy, Inc. (a)	39,304	510,952	—	—	—	—	39,304	510,952
SRC Energy, Inc. (a)	—	—	71,572	481,680	—	—	71,572	481,680
Superior Energy Services, Inc. (a)	19,679	205,252	—	—	—	—	19,679	205,252
Willbros Group, Inc. (a)	—	—	59,926	148,017	—	—	59,926	148,017
		1,590,938		2,125,501		—		3,716,439

Financials
BancorpSouth, Inc.	—	—	21,639	659,989	—	—	21,639	659,989
Banner Corp.	10,062	568,604	—	—	—	—	10,062	568,604
Blackhawk Network Holdings, Inc. (a)	—	—	14,422	628,799	—	—	14,422	628,799
Boston Private Financial Holdings, Inc.	10,354	158,934	—	—	—	—	10,354	158,934
Bryn Mawr Bank Corp.	9,617	408,722	—	—	—	—	9,617	408,722
CenterState Banks, Inc.	22,460	558,356	28,485	708,137	—	—	50,945	1,266,493
CNO Financial Group, Inc.	32,468	677,932	—	—	—	—	32,468	677,932
Community Bank System, Inc.	—	—	11,354	633,213	—	—	11,354	633,213
Cowen, Inc. (a)	11,145	181,106	—	—	—	—	11,145	181,106
Enterprise Financial Services Corp.	8,058	328,766	—	—	—	—	8,058	328,766
F.N.B. Corp.	38,080	539,213	—	—	—	—	38,080	539,213
Fidelity & Guaranty Life	6,169	191,548	—	—	—	—	6,169	191,548
First American Financial Corp.	8,432	376,826	—	—	—	—	8,432	376,826
First Interstate BancSystem, Inc. - Class A	9,180	341,496	—	—	—	—	9,180	341,496
Franklin Financial Network, Inc. (a)	12,819	528,784	—	—	—	—	12,819	528,784
Glacier Bancorp, Inc.	—	—	19,299	706,536	—	—	19,299	706,536
Green Bancorp, Inc. (a)	20,030	388,582	—	—	—	—	20,030	388,582
Guaranty Bancorp	7,923	215,506	—	—	—	—	7,923	215,506
Heartland Financial USA, Inc.	3,494	164,567	—	—	—	—	3,494	164,567
Heritage Commerce Corp.	16,353	225,344	—	—	—	—	16,353	225,344
Heritage Financial Corp.	6,564	173,946	—	—	—	—	6,564	173,946
Hope Bancorp, Inc.	18,128	338,087	—	—	—	—	18,128	338,087
IBERIABANK Corp.	7,018	571,967	—	—	—	—	7,018	571,967
LegacyTexas Financial Group, Inc.	8,080	308,090	—	—	—	—	8,080	308,090
MGIC Investment Corp. (a)	—	—	89,779	1,005,525	—	—	89,779	1,005,525
Old National Bancorp	—	—	35,570	613,582	—	—	35,570	613,582
OneMain Holdings, Inc. (a)	6,367	156,564	—	—	—	—	6,367	156,564
Pacific Premier Bancorp, Inc. (a)	16,383	604,533	—	—	—	—	16,383	604,533
Preferred Bank	5,342	285,637	—	—	—	—	5,342	285,637
Primerica, Inc.	3,066	232,249	—	—	—	—	3,066	232,249
Selective Insurance Group, Inc.	7,374	369,069	16,576	829,629	—	—	23,950	1,198,698
State Bank Financial Corp.	15,123	410,136	26,188	710,219	—	—	41,311	1,120,355
Sterling Bancorp	—	—	40,492	941,439	—	—	40,492	941,439
Stifel Financial Corp. (a)	3,312	152,286	—	—	—	—	3,312	152,286
Synovus Financial Corp.	11,406	504,602	—	—	—	—	11,406	504,602
The Hanover Insurance Group, Inc.	—	—	9,644	854,748	—	—	9,644	854,748
TriCo Bancshares	6,694	235,294	—	—	—	—	6,694	235,294
Union Bankshares Corp.	—	—	19,163	649,626	—	—	19,163	649,626
United Community Banks, Inc.	22,742	632,228	—	—	—	—	22,742	632,228
Webster Financial Corp.	—	—	15,320	800,010	—	—	15,320	800,010
WesBanco, Inc.	—	—	16,113	637,108	—	—	16,113	637,108
Wintrust Financial Corp.	6,492	496,248	—	—	—	—	6,492	496,248
		11,325,222		10,378,560		—		21,703,782
Health Care
Albany Molecular Research, Inc. (a)	—	—	36,902	800,773	—	—	36,902	800,773
CONMED Corp.	—	—	13,824	704,194	—	—	13,824	704,194
Envision Healthcare Corp. (a)	3,349	209,882	—	—	—	—	3,349	209,882
Integra LifeSciences Holdings Corp. (a)	—	—	15,297	833,840	—	—	15,297	833,840
Invacare Corp.	—	—	50,423	665,584	—	—	50,423	665,584
Kindred Healthcare, Inc.	—	—	56,181	654,509	—	—	56,181	654,509
PAREXEL International Corp. (a)	2,289	198,937	—	—	—	—	2,289	198,937
PharMerica Corp. (a)	9,052	237,615	—	—	—	—	9,052	237,615
Progenics Pharmaceuticals, Inc. (a)	48,531	329,525	—	—	—	—	48,531	329,525
U.S. Physical Therapy, Inc.	—	—	6,327	382,151	—	—	6,327	382,151
		975,959		4,041,051		—		5,017,010

Industrials
ABM Industries, Inc.	4,618	191,739	—	—	—	—	4,618	191,739
ArcBest Corp.	—	—	24,490	504,494	—	—	24,490	504,494
Astec Industries, Inc.	5,589	310,245	—	—	—	—	5,589	310,245
Atlas Air Worldwide Holdings, Inc. (a)	3,459	180,387	—	—	—	—	3,459	180,387
Brady Corp. - Class A	—	—	22,183	752,004	—	—	22,183	752,004
Briggs & Stratton Corp.	—	—	30,619	737,918	—	—	30,619	737,918
CBIZ, Inc. (a)	30,219	453,285	—	—	—	—	30,219	453,285
Chart Industries, Inc. (a)	—	—	9,499	329,900	—	—	9,499	329,900
CIRCOR International, Inc.	—	—	9,804	582,162	—	—	9,804	582,162
Commercial Vehicle Group, Inc. (a)	—	—	43,941	371,301	—	—	43,941	371,301
Deluxe Corp.	6,565	454,429	—	—	—	—	6,565	454,429
EMCOR Group, Inc.	4,154	271,588	—	—	—	—	4,154	271,588
Esterline Technologies Corp. (a)	3,994	378,631	—	—	—	—	3,994	378,631
General Cable Corp.	9,658	157,908	34,104	557,600	—	—	43,762	715,508
Genesee & Wyoming, Inc. - Class A (a)			7,635	522,158	—	—	7,635	522,158
Gibraltar Industries, Inc. (a)	10,327	368,158	—	—	—	—	10,327	368,158
Kadant, Inc.	5,538	416,458	—	—	—	—	5,538	416,458
MYR Group, Inc. (a)	6,878	213,356	—	—	—	—	6,878	213,356
On Assignment, Inc. (a)	3,722	201,546	—	—	—	—	3,722	201,546
SkyWest, Inc.	15,457	542,541	—	—	—	—	15,457	542,541
Standex International Corp.			5,926	537,488	—	—	5,926	537,488
Tetra Tech, Inc.	8,093	370,255	—	—	—	—	8,093	370,255
The Timken Company	8,931	413,059	—	—	—	—	8,931	413,059
Thermon Group Holdings, Inc. (a)	—	—	20,939	401,401	—	—	20,939	401,401
TriMas Corp. (a)	—	—	27,753	578,650	—	—	27,753	578,650
Triumph Group, Inc.	—	—	24,652	779,003	—	—	24,652	779,003
United Rentals, Inc. (a)	—	—	4,744	534,696	—	—	4,744	534,696
Wabtec Corp.	—	—	2,521	230,672	—	—	2,521	230,672
		4,923,585		7,419,447		—		12,343,032
Information Technology
Avid Technology, Inc. (a)			121,588	639,553	—	—	121,588	639,553
Bottomline Technologies (de), Inc. (a)			25,320	650,471	—	—	25,320	650,471
Brooks Automation, Inc.	7,814	169,486	—	—	—	—	7,814	169,486
CACI International, Inc. - Class A (a)	2,762	345,388	7,208	901,360	—	—	9,970	1,246,748
Cass Information Systems, Inc.	2,314	151,891	—	—	—	—	2,314	151,891
Conduent, Inc. (a)	11,508	183,438	—	—	—	—	11,508	183,438
Cypress Semiconductor Corp.	30,428	415,342	—	—	—	—	30,428	415,342
Entegris, Inc. (a)			33,877	743,600	—	—	33,877	743,600
Fair Isaac Corp.	—	—	6,079	847,473	—	—	6,079	847,473
FormFactor, Inc. (a)			54,502	675,825	—	—	54,502	675,825
Harmonic, Inc. (a)			101,992	535,458	—	—	101,992	535,458
ManTech International Corp. - Class A			19,197	794,372	—	—	19,197	794,372
MKS Instruments, Inc.	6,163	414,770	—	—	—	—	6,163	414,770
NCR Corp. (a)	16,011	653,889	—	—	—	—	16,011	653,889
Photronics, Inc. (a)	14,848	139,571	—	—	—	—	14,848	139,571
Plexus Corp. (a)	3,166	166,437	12,656	665,326	—	—	15,822	831,763
Progress Software Corp.	6,032	186,329	5,929	183,147	—	—	11,961	369,476
Silicon Motion Technology Corp. - ADR	5,009	241,584	—	—	—	—	5,009	241,584
VeriFone Systems, Inc. (a)	—	—	31,612	572,177	—	—	31,612	572,177
Verint Systems, Inc. (a)	6,509	264,916	—	—	—	—	6,509	264,916
Web.com Group, Inc. (a)	10,894	275,618	—	—	—	—	10,894	275,618
		3,608,659		7,208,762		—		10,817,421

Materials
Acuity Brands, Inc.	—	—	2,002	406,967	—	—	2,002	406,967
Carpenter Technology Corp.	—	—	13,730	513,914	—	—	13,730	513,914
Ferro Corp. (a)	20,445	373,939	—	—	—	—	20,445	373,939
HB Fuller Co.	4,978	254,426	—	—	—	—	4,978	254,426
Kaiser Aluminum Corp.	2,831	250,600	—	—	—	—	2,831	250,600
KapStone Paper and Packaging Corp.	11,044	227,838	—	—	—	—	11,044	227,838
Materion Corp.	8,913	333,346	—	—	—	—	8,913	333,346
Sensient Technologies Corp.	4,123	332,025	6,890	554,852	—	—	11,013	886,877
TimkenSteel Corp. (a)	12,214	187,729	—	—	—	—	12,214	187,729
Unifi, Inc. (a)	—	—	16,028	493,662	—	—	16,028	493,662
		1,959,903		1,969,395		—		3,929,298
Real Estate
Acadia Realty Trust	10,695	297,321	—	—	—	—	10,695	297,321
Chatham Lodging Trust	8,262	165,984	—	—	—	—	8,262	165,984
Colony NorthStar, Inc. - Class A	23,405	329,776	—	—	—	—	23,405	329,776
Colony Starwood Homes	5,051	173,300	—	—	—	—	5,051	173,300
CoreSite Realty Corp.	5,742	594,469	—	—	—	—	5,742	594,469
Education Realty Trust, Inc.	—	—	15,106	585,358	—	—	15,106	585,358
First Industrial Realty Trust, Inc.	—	—	22,349	639,628	—	—	22,349	639,628
Hudson Pacific Properties, Inc.	10,265	350,960	—	—	—	—	10,265	350,960
Independence Realty Trust, Inc.	34,770	343,180	—	—	—	—	34,770	343,180
National Storage Affiliates Trust	14,133	326,614	—	—	—	—	14,133	326,614
NorthStar Realty Europe Corp.	13,484	170,977	—	—	—	—	13,484	170,977
Rexford Industrial Realty, Inc.	15,180	416,539	—	—	—	—	15,180	416,539
Sabra Health Care REIT, Inc.	6,980	168,218	—	—	—	—	6,980	168,218
Seritage Growth Properties - Class A	3,129	131,262	—	—	—	—	3,129	131,262
Sun Communities, Inc.	—	—	10,362	908,644	—	—	10,362	908,644
		3,468,600		2,133,630		—		5,602,230
Utilities
Black Hills Corp.	3,560	240,193	—	—	—	—	3,560	240,193
Calpine Corp. (a)	13,943	188,649	—	—	—	—	13,943	188,649
Chesapeake Utilities Corp.	4,943	370,478	—	—	—	—	4,943	370,478
IDACORP, Inc.	3,997	341,144	—	—	—	—	3,997	341,144
Portland General Electric Co.	5,260	240,329	—	—	—	—	5,260	240,329
South Jersey Industries, Inc.	9,031	308,589	—	—	—	—	9,031	308,589
Spire, Inc.	3,840	267,840	—	—	—	—	3,840	267,840
		1,957,222		—		—		1,957,222

Total Common Stocks		34,062,449		41,874,606		—		75,937,055

SHORT-TERM INVESTMENTS
Investment Company
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.84%	606,740	606,740	4,694,159	4,694,159	—	—	5,300,899	5,300,899
Total Short-Term Investments		606,740		4,694,159		—		5,300,899

Total Investments (pro forma cost $83,078,808)		34,669,189		46,568,765		—		81,237,954

Liabilities in Excess of Other Assets		(163,097)		(2,201,318)		2,733		(2,361,682)
TOTAL NET ASSETS		$34,506,092		$44,367,447		$2,733		$78,876,272

(a) Non-Income Producing.

ADR - American Depositary Receipt

Summary of Fair Value Exposure at June 30, 2017

The following is a summary of the inputs used to value the Frontier Phocas Small Cap Value Fund’s net assets as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$34,062,449	$—	$—	$34,062,449
Total Equity	34,062,449	—	—	34,062,449
Short-Term Investments	606,740	—	—	606,740
Total Investments in Securities	$34,669,189	$—	$—	$34,669,189

Transfers between levels are recognized at the end of the reporting period. During the twelve-month period ended June 30, 2017, the Frontier Phocas Small Cap Value Fund recognized no transfers between levels.

The following is a summary of the inputs used to value the Frontier Netols Small Cap Value Fund’s net assets as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$41,874,606	$—	$—	$41,874,606
Total Equity	41,874,606	—	—	41,874,606
Short-Term Investments	4,694,159	—	—	4,694,159
Total Investments in Securities	$46,568,765	$—	$—	$46,568,765

Transfers between levels are recognized at the end of the reporting period. During the twelve-month period ended June 30, 2017, the Frontier Netols Small Cap Value Fund recognized no transfers between levels.

The following is a summary of the inputs used to value the combined net assets of the Frontier Phocas Small Cap Value Fund and Frontier Netols Small Cap Value Fund as of June 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$75,937,055	$—	$—	$75,937,055
Total Equity	75,937,055	—	—	75,937,055
Short-Term Investments	5,300,899	—	—	5,300,899
Total Investments in Securities	$81,237,954	$—	$—	$81,237,954

Transfers between levels are recognized at the end of the reporting period. During the twelve-month period ended June 30, 2017, the Frontier Phocas Small Cap Value Fund and the Frontier Netols Small Cap Value Fund recognized no transfers between levels.

(a)  See Fund’s Schedule of Investments for sector classifications.

The accompanying notes are an integral part of these financial statements.

PRO FORMA COMBINED

STATEMENTS OF ASSETS AND LIABILITIES - At June 30, 2017 (Unaudited)

Frontier Phocas Small Cap Value Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund Pro Forma Combined

						Frontier Phocas
						Small Cap Value Fund
	Frontier Phocas		Frontier Netols	PRO FORMA		PRO FORMA
	Small Cap Value Fund		Small Cap Value Fund	ADJUSTMENTS		COMBINED

ASSETS:
Investments at cost	$26,505,021		$30,489,320	$—		$56,994,341
Investments at value	34,669,189		46,568,765			81,237,954
Receivable for investments sold	311,564		—	—		311,564
Receivable for Fund shares sold	2,913		60,340	—		63,253
Interest and dividends receivable	39,904		32,881	—		72,785
Prepaid expenses and other assets	14,032		5,419	—		19,451
Total Assets	35,037,602		46,667,405	—		81,705,007

LIABILITIES:
Payable for investments purchased	477,670		—	—		477,670
Payable for Fund shares redeemed	9,852		2,250,000	—		2,259,852
Payable to Adviser	9,620		6,811	—		16,431
Accrued distribution and shareholder servicing fees	—		2,733	(2,733)		—
Accrued expenses	34,368		40,414	—		74,782
Total Liabilities	531,510		2,299,958	(2,733)		2,828,735

NET ASSETS	$34,506,092		$44,367,447	$2,733		$78,876,272

NET ASSETS CONSIST OF:
Paid in capital	$24,645,700		$17,210,521	$—		$41,856,221
Undistributed net investment income	51,867		88,417	2,733		143,017
Accumulated undistributed net realized gain	1,644,357		10,989,064	—		12,633,421
Net unrealized appreciation on investments	8,164,168		16,079,445	—		24,243,613
NET ASSETS	$34,506,092		$44,367,447	$2,733		$78,876,272

Institutional Class:
Shares authorized ($0.01 par value)	100,000,000		N/A	N/A		100,000,000
Net assets applicable to outstanding Institutional Class shares	$34,505,978		$—	$44,370,180	(A)	$78,876,158
Shares issued and outstanding	874,778		—	1,124,719	(A)	1,999,497
Net asset value, offering price and redemption price per share	$39.45		$—	$—		$39.45

Service Class:
Shares authorized ($0.01 par value)	50,000,000		N/A	N/A		50,000,000
Net assets applicable to outstanding Service Class shares	$114		$—	$—		$114
Shares issued and outstanding	3		—	—		3
Net asset value, offering price and redemption price per share	$39.40	(B)	$—	$—		$39.40	(B)

Institutional Class:
Shares authorized ($0.01 par value)	N/A		N/A	N/A		N/A
Net assets applicable to outstanding Institutional Class shares	$—		$44,273,651	$(44,273,651	)(A)	$—
Shares issued and outstanding	—		4,598,232	(4,598,232	)(A)	—
Net asset value, offering price and redemption price per share	$—		$9.63	$—		$—

Class Y:
Shares authorized ($0.01 par value)	N/A		N/A	N/A		N/A
Net assets applicable to outstanding Class Y shares	$—		$93,796	$(93,796	)(A)	$—
Shares issued and outstanding	—		10,388	(10,388	)(A)	—
Net asset value, offering price and redemption price per share	$—		$9.03	$—		$—

(A) Institutional Class and Class Y shares of the Frontier Netols Small Cap Value Fund will be converted to Institutional Class shares upon consummation of the reorganization.  Adjustments reflect additional shares issued in reorganization.

(B) Net asset value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

PRO FORMA COMBINED

STATEMENTS OF OPERATIONS - For the twelve-month period ended June 30, 2017 (Unaudited)

Frontier Phocas Small Cap Value Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund Pro Forma Combined

					Frontier Phocas
					Small Cap Value Fund
	Frontier Phocas	Frontier Netols	PRO FORMA		PRO FORMA
	Small Cap Value Fund	Small Cap Value Fund	ADJUSTMENTS		COMBINED
INVESTMENT INCOME:
Dividend income	$492,201	$855,513	$—		$1,347,714
Interest income	4,119	10,067	—		14,186
Total investment income	496,320	865,580	—		1,361,900

EXPENSES:
Investment advisory fees	350,151	698,249	—	(A)	1,048,400
Fund administration and accounting fees	34,651	38,696	(29,396	)(A)	43,951
Federal and state registration fees	21,933	13,495	(13,495	)(B)	21,933
Directors’ fees and related expenses	21,428	36,429	(32,857	)(B)	25,000
Transfer agent fees	17,035	15,446	(13,946	)(C)	18,535
Custody fees	15,991	11,763	(7,933	)(B)	19,821
Audit fees	15,087	15,086	(15,086	)(B)	15,087
Legal fees	14,464	29,884	(26,884	)(B)	17,464
Reports to shareholders	8,811	5,970	(5,770	)(B)	9,011
Interest expense	—	29	—		29
Other	8,108	9,227	(10,760	)(B)	6,575
Total expenses before waiver and reimbursement	507,659	874,274	(156,127)		1,225,806
Waiver and reimbursement of expenses by Adviser (see Note 4)	(122,491)	(106,171)	(1,163	)(D)	(229,825)
Net expenses	385,168	768,103	(157,290)		995,981
Net Investment Income	$111,152	$97,477	$157,290		$365,919

REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
Net realized gain on investments	$2,043,378	$14,687,037	$—		$16,730,415
Change in unrealized appreciation/depreciation on investments	3,609,367	(3,209,226)	—		400,141
Net realized and unrealized gain on investments	5,652,745	11,477,811	—		17,130,556

Net Increase in Net Assets Resulting from Operations	$5,763,897	$11,575,288	$157,290		$17,496,475

(A) Based on the agreement in effect for the surviving fund.

(B) Adjustments reflect the elimination of duplicative costs or economies of scale and are based on post-reorganization arrangements.

(C) The adjustment to transfer agent fees is due to the conversion of the Institutional Class and Class Y shares of the Frontier Netols Small Cap Value Fund into the Institutional Class shares of the surviving fund.

(D) The expenses of the surviving fund will be capped pursuant to an expense limitation agreement as described in Note 4.

The accompanying notes are an integral part of these financial statements.

Notes to Pro Forma Combined Financial Statements of

Frontier Phocas Small Cap Value Fund and Frontier Netols Small Cap Value Fund

June 30, 2017 (Unaudited)

1.              Basis of Combination

The Frontier Phocas Small Cap Value Fund (the “Acquiring Fund”) and Frontier Netols Small Cap Value Fund (the “Acquired Fund”) (each a “Fund” and together the “Funds”) are diversified series of Frontier Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Statements of Assets and Liabilities, Statements of Operations, and Schedules of Investments reflect the accounts of the Acquired Fund and the Acquiring Fund as if the proposed reorganization occurred as of and for the period ended June 30, 2017. These statements have been derived from books and records utilized in calculating the daily net asset value at June 30, 2017. The Acquiring Fund will be the accounting survivor of the reorganization.

The accompanying combined pro forma financial statements should be read in conjunction with the financial statements of the Acquired Fund and the Acquiring Fund included in their respective annual reports dated June 30, 2017.

Under the terms of the Agreement and Plan of Reorganization, all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund, in exchange for Institutional Class shares of the Acquiring Fund, which will be distributed pro rata by the Acquired Fund to its Institutional Class and Class Y shareholders.  The reorganization has been structured with the intention that it qualifies, for federal income tax purposes, as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.  Therefore, shareholders of the Acquired Fund should not recognize any gain or loss on their Acquired Fund shares for federal income tax purposes as a result of the reorganization.

2.              Significant Accounting Policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.  These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Shares of underlying mutual funds are valued at their respective net asset value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the adviser or subadviser pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Details related to the fair valuation hierarchy of the Acquiring and Acquired Funds’ securities as of June 30, 2017, are included in the Pro Forma Combined Schedules of Investments.

b) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

c) Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred which do not specifically relate to an individual Fund are allocated among the Funds in proportion to each Fund’s relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Service Providers

Frontegra Asset Management, Inc. (the “Adviser”) and Phocas Financial Corp. will serve as the Acquiring Fund’s investment adviser and subadviser, respectively, after the reorganization.  U.S. Bancorp Fund Services, LLC (the “Administrator”) will serve as the administrator, transfer agent and fund accountant to the Acquiring Fund after the reorganization.  U.S. Bank, N.A., an affiliate of the Administrator, will serve as the custodian to the Acquiring Fund after the reorganization.

4. Share Classes and Fees

The Acquired Fund offers Institutional Class and Class Y shares.  The Acquiring Fund offers Institutional Class and Service Class shares.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  More information on the classes of shares offered can be found in the Proxy Statement/Prospectus.

The investment advisory fee has been charged to the Acquiring Fund at the combined level of average net assets for the period ended June 30, 2017.

The Pro Forma net asset values per share assume shareholders of the Institutional Class and Class Y shares of the Acquired Fund would receive Institutional Class shares of the Acquiring Fund based on conversion ratios determined on June 30, 2017, in connection with the proposed reorganization.  The conversion ratios are calculated by dividing the net asset value per share of each class of the Acquired Fund by the net asset value per share of the Institutional Class of the Acquiring Fund.

The Adviser serves as the investment adviser to both the Acquired Fund and the Acquiring Fund, and for these services, the Adviser receives a management fee from each Fund at the annual rate of 1.00% of each Fund’s average daily net assets (“ADNA”).

Currently, both Funds are party to a fee waiver agreement with the Adviser pursuant to which the Adviser has agreed to waive its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed the limits listed below.  Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities.  On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee.  If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser.  The expense cap agreements will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Acquired Fund	Expense Limitation
Institutional Class	0.95% of ADNA
Class Y	1.35% of ADNA

Acquiring Fund	Expense Limitation
Institutional Class	0.95% of ADNA
Service Class	1.10% of ADNA

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment.  Expenses attributable to a specific class may only be recouped with respect to that class.

The Acquiring Fund and Acquired Fund have adopted a shareholder servicing plan (the “Service Plan”) on behalf of the Service Class and Class Y shares, respectively.  Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services.  For the twelve-

month period ended June 30, 2017, the Service Class shares of the Acquiring Fund and Class Y shares of the Acquired Fund did not incur any expenses under the Service Plan.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Class Y shares pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”), an affiliate of the Adviser, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  For the twelve-month period ended June 30, 2017, the Acquired Fund did not incur any expenses under the 12b-1 Plan.

5. Capital Shares

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Acquired Fund’s shareholders would have occurred at June 30, 2017, in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2017:

	Frontier Phocas Small Cap Value Fund	Frontier Netols Small Cap Value Fund		Frontier Phocas Small Cap Value Fund Pro Forma Combined
	Institutional Class	Institutional Class and Class Y	Pro Forma Adjustments	Institutional Class
Shares Outstanding	874,778	4,608,620	(3,483,901)	1,999,497

	Service Class
Shares Outstanding	3	0	0	3

6. Merger Costs

All costs associated with the reorganization, other than expenses related to any portfolio realignment, will be paid by the Adviser.

PART C

OTHER INFORMATION

Item 15.                          Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers (within the meaning of the Maryland General Corporation Law), whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 16.                          Exhibits

See “Exhibit Index.”

Item 17.                          Undertakings

1.                                      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                                      The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                                      The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Northbrook and State of Illinois on the 7th day of September, 2017.

FRONTIER FUNDS, INC. (Registrant)

By:	/s/ William D. Forsyth III
William D. Forsyth III
President

As required by the Securities Act of 1933, as amended, this this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/s/ William D. Forsyth III	President and a Director (principal executive officer)	September 7, 2017
William D. Forsyth III

/s/ Elyce D. Dilworth	Chief Compliance Officer and Treasurer (principal financial officer)	September 7, 2017
Elyce D. Dilworth

	Director*	September 7, 2017
David L. Heald

	Director*	September 7, 2017
Steven K. Norgaard

	Director*	September 7, 2017
James M. Snyder

*By:
/s/ William D. Forsyth III
William D. Forsyth III, President
Attorney-in-fact pursuant to a Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(1.a)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A

(1.b)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23

(1.c)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34

(1.d)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34

(1.e)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 24, 2010	Filed July 16, 2010, Form N-14

(1.g)	Articles of Amendment dated October 2, 2012	Filed October 28, 2013, Post-Effective Amendment No. 83

(1.g)	Form of Articles of Amendment dated October 27, 2014	Filed October 28, 2014, Post-Effective Amendment No. 85

(1.h)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2016	Filed March 17, 2016, Post-Effective Amendment No. 97

(2.a)	Registrant’s Amended and Restated By-Laws	Filed October 28, 2013, Post-Effective Amendment No. 83

(3)	None

(4)	Agreement and Plan of Reorganization		X (as Appendix A to Part A)

(5)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and Bylaws

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(6.a)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A

(6.b)	Form of Exhibit F to Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A

(6.c)	Form of Exhibit I to Investment Advisory Agreement	Filed October 6, 2010, Post-Effective Amendment No. 66

(6.d)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Phocas Financial Corporation regarding the Frontier Phocas Small Cap Value Fund	Filed October 6, 2010, Post-Effective Amendment No. 66

(6.e)	Form of Interim Subadvisory Agreement between Frontegra Asset Management, Inc. and Phocas Financial Corporation regarding the Frontier Netols Small Cap Value Fund	Filed August 28, 2017, Form N-14

(6.f)

Form of Amended and Restated Expense Cap/Reimbursement Agreement regarding the Frontier Phocas Small Cap Value Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Core Infrastructure Fund

Filed August 28, 2017, Form N-14

(6.g)	Form of Expense Cap/Reimbursement Agreement regarding the Frontier Netols Small Cap Value Fund	Filed August 28, 2017, Form N-14

(7.a)	Distribution Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44

(7.b)	Amended Exhibit A to Distribution Agreement	Filed October 28, 2016, Post-Effective Amendment No. 103

(8)	None

(9.a)	Custody Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(9.b)	Amendment to Custody Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

(10.a)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44

(10.b)	Shareholder Servicing Plan	Filed March 17, 2016, Post-Effective Amendment No. 97

(10.c)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44

(10.d)	Amended and Restated Multiple Class Plan	Filed March 17, 2016, Post-Effective Amendment No. 97

(10.e)	Amendment to Appendix A of the Amended and Restated Multiple Class Plan dated March 21, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

(11)	Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of shares to be issued by the Registrant		X

(12)	Opinion of Godfrey & Kahn, S.C. regarding certain tax matters		*

(13.a)	Transfer Agent Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(13.b)	Amendment to Transfer Agent Services Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

(13.c)	Fund Administration Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(13.d)	Amendment to Fund Administration Servicing Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(13.e)	Fund Accounting Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(13.f)	Amendment to Fund Accounting Servicing Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101

(14)	Consent of Independent Registered Public Accounting Firm		X

(15)	None

(16)	Powers of Attorney	Filed August 28, 2017, Form N-14

(17.a)	Form of Proxy		X

(17.b)	Prospectus for the Frontier Netols Small Cap Value Fund, dated October 31, 2016	PEA No. 103 to Form N-1A Registration Statement filed October 26, 2016; Supplement filed under Rule 497 on June 7, 2017

(17.c)	Prospectus for the Frontier Phocas Small Cap Value Fund, dated October 31, 2016	PEA No. 103 to Form N-1A Registration Statement filed October 26, 2016; Supplement filed under Rule 497 on June 2, 2017

(17.d)

Statement of Additional Information, dated October 31, 2016, only with respect to the information about the Frontier Netols Small Cap Value Fund and the Frontier Phocas Small Cap Value Fund contained therein.

PEA No. 103 to Form N-1A Registration Statement filed October 26, 2016; Supplement filed under Rule 497 on June 7, 2017

(17.e)	Annual Report to Shareholders, dated June 30, 2017, only with respect to the information about the Frontier Netols Small Cap Value Fund and the Frontier Phocas Small Cap Value Fund contained therein.	Form N-CSR filed on August 28, 2017

* To be filed by Amendment.